As filed with the U.S. Securities and Exchange Commission on May 17, 2006

Investment Company Act File No. 811-8727

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.
and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No.
(Check appropriate box or boxes)
[X] [ ] [ ] [X] [ ]

SunAmerica Senior Floating Rate Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (800) 858-8850

Gregory N. Bressler
General Counsel
AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311
(Name and Address of Agent for Service)

Copies to:
Margery K. Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

SunAmerica

Senior Floating Rate Fund, Inc.

                                                            2006 PROSPECTUS

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

THIS PRIVACY STATEMENT APPLIES TO SUNAMERICA SENIOR FLOATING RATE FUND,
INC. AND IS NOT PART OF THE PROSPECTUS.

Privacy Statement

AIG SunAmerica Asset Management Corp., and its affiliates (“AIG SunAmerica”) collects nonpublic personal information about you from the following sources:

  Information we receive from you on applications or other forms; and

  Information about your AIG SunAmerica Mutual Funds transactions with us or others, including your financial advisor.

AIG SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

  AIG SunAmerica received your prior written consent;

  AIG SunAmerica believes the recipient is your authorized representative;

  AIG SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

  AIG SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, AIG SunAmerica will adhere to the privacy policies and practices as described in this notice.

AIG SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

2

          _________, 2006
          PROSPECTUS

SUNAMERICA SENIOR FLOATING RATE
FUND, INC.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

3

Table of Contents

FUND HIGHLIGHTS	2
SHAREHOLDER ACCOUNT INFORMATION	10
MORE INFORMATION ABOUT THE FUND	26
Fund Investment Strategies	26
Glossary	27
Investment Terminology	27
Risk Terminology	29
FUND MANAGEMENT	30

4

          Fund Highlights

          Q&A

The following questions and answers are designed to give you an overview of SunAmerica Senior Floating Rate Fund, Inc. (the “Fund”) and its investment goals, principal strategies and principal investment techniques. The investment goal and principal investment strategy may be changed without shareholder approval. There can be no assurance that the Fund’s investment goal will be met or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under “More Information About the Fund,” on pages [ ] and [ ], and the glossary that follows on pages [ ] and [ ].

Q:	What are the Fund’s investment goals, principal strategies and techniques?

A:

Principal
Investment	Investment	Principal Investment
Goal	Strategy	Techniques

high level of	investing in	invests, under normal market conditions, at least 80% of
current income	senior secured	its net assets, plus any borrowings for investment
as is consistent	floating rate	purposes, in loans (i.e., senior secured floating rate loans
with the	loans	and other institutionally traded secured floating rate debt
preservation of		obligations). The Fund may also purchase investment
capital		grade fixed income debt securities and money market
instruments.

Additional Information About the Fund

The Fund has a principal investment technique which requires 80% of its net assets plus any borrowing for investment purposes to be invested consistently with its name. The Fund may change this technique without shareholder approval, however shareholders will receive at least sixty (60) days notice prior to any such change.

Q:      What are the principal risks of investing in the Fund?

A:	The following section describes the principal risks of the Fund, and the chart on pages [ ] and [ ] describes various additional risks.

The Fund invests primarily in senior secured floating rate loans and other senior secured floating rate obligations
(“Loans”) which are below investment grade debt obligations and are considered speculative because of the credit risk of their issuers. The Loans are generally direct debt obligations undertaken by U.S. companies (“Borrowers”) in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Such Borrowers are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund’s net asset value and income distributions. The Loans have floating rates of interest that reset periodically and generally are tied to a rate such as the London Interbank Offered Rate (“LIBOR”) for
90-day dollar deposits. Generally, the Loans are secured and hold the most senior position in the borrower’s capitalization structure. In selecting Loans, the Fund will employ credit standards that AIG Global Investment Corp.
(“AIGGIC”), the Fund’s subadviser, has established. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

5

Loans and other debt securities are also subject to the risk of increases in prevailing interest rates, although floating rate securities reduce this risk. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for many loans, which may impair the ability of the
Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans.

As a non-diversified fund, the Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes the Fund more susceptible to adverse economic, business or other developments affecting such issuers.

Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the
Federal Deposit Insurance Corporation. Also, securities selected by a portfolio manager may fail to produce the intended return. As with any mutual fund, there is no guarantee that any Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.

Q:	How has the Fund performed historically?

A:	The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the
Fund’s performance from calendar year to calendar year, and compares the Fund’s average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund operated as a closed-end investment company with monthly redemption offers until _______, whereupon it converted to an open-end investment company.
Information in the bar chart and table reflects performance of the Fund as a closed-end investment company, and the fund may have performed differently if it were an open-end investment company for the periods specified.

[insert bar chart for Class B shares]

Average Annual Total Returns
(as of the calendar year ended		Past One	Past Five	Since
December 31, 2005)		Year	Years	Inception[2]
SunAmerica Senior Floating Rate Fund[1]	Class Q
Class C
Class D
	Class A	N/A	N/A	N/A
Return Before Taxes (Class B)
Return After Taxes on Distributions (Class B)
Return After Taxes on Distributions and Sale of
Fund Shares
(Class B)[3]
[index] [4]
[index] [5]

1	Includes sales charges.

2	Inception Date - Class A: [date of prospectus]; Class B: 8/31/1998; Class C: 8/31/1998; Class D: 4/30/2001; Class Q: 4/29/2004.

3	When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

4	[description of index]

5	[description of index]

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

6

After tax returns are shown only for Class Q After tax returns for other classes will vary.

Q:	What are the Fund’s expenses?

A:	The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A	Class B	Class C	Class D(8)

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	3.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)(2)	None	3%	1%	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None

Redemption Fee(3)	None	None	None	None

Exchange Fee	None	N/A	N/A	N/A

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(4)	0.85%	0.85%	0.85%	0.85%

Distribution and/or Service (12b-1) Fees(5)	0.35%	0.75%	0.75%	None

Administrative Fees(4)	0.40%	0.40%	0.40%	0.40%

Other Expenses	[insert]	0.53%	0.49%	0.53%

Total Annual Fund Operating Expenses	[insert]	2.53%	2.49%	1.78%

Expense Reimbursement	[insert]	0.78%	0.74%

Net Expenses	1.35%(6)	1.75%(6)	1.75%(6)	1.78%(7)

(1)	The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within four years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages [ ] for more information on the CDSCs.

(3)	A $15.00 fee may be imposed on wire and overnight mail redemptions.

(4)	The management fee and administrative fee are based on a percentage of the Fund’s average daily net assets (net assets are total gross assets minus all liabilities except debt).

(5)	Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6)	The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. AIG SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”) will waive fees and reimburse expenses should the Total Annual Fund Operating Expense Before Reimbursement be higher than the net expense ratio. The Adviser may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense reimbursements and fee waivers will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors at any time.

(7)	The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios do not exceed 1.25% in the case of Class D shares These waivers and reimbursements will continue indefinitely, but may be terminated at any time.

(8)	Class D shares are offered only to investors participating in a fee-based investment advisory program (such as a "wrap" program) or agency commission program or to investors who received Class D shares of the Fund in connection with the reorganization of the CypressTree Senior Floating Rate Fund, Inc. ("CypressTree Investors").

7

The Fund also has Class Q shares (previously designated as Class A shares), which are available only through a conversion of Class B shares and are not offered to the public. Class B shares automatically convert into Class Q shares eight years after purchase. Class C shares do not have a conversion feature (except that Class C shares purchased before August 18, 1999 automatically convert into Class Q shares ten years after purchase). See “Multiple Pricing System—Conversion Feature.” Class Q shares are not subject to any shareholder transaction expenses on conversion. The estimated annual Fund operating expenses of Class Q shares are: management fee of 0.85%, interest payments on borrowed funds of 0.00%, administration fee of 0.40%, service fee of 0.25%, and other expenses of 2.59%, with total annual expenses of 4.09% . For Class Q shares “Other Expenses” and “Total Annual Expenses” are estimates for the current fiscal year. The Adviser and AIG SunAmerica Capital Services, Inc. (the “Distributor”) have agreed to voluntarily waive or reimburse the Fund’s expenses to the extent necessary so that total annualized Fund expenses do not exceed 1.45% of average daily net assets minus monies borrowed.

8

          Fund Highlights

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Class Q shares are only available through a conversion of Class B and certain Class C shares and are not available to the public.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be: If you redeem your investment at the end of the periods indicated:

	1 Year	3 Year	5 Year	10 Year

(Class A shares)	$	$	$	$
(Class B shares)*
(Class C shares)
(Class D shares) †
(Class Q shares) †

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Year	5 Year	10 Year

(Class A shares)	$	$	$	$
(Class B shares)*
(Class C shares)
(Class D shares) †
(Class Q shares) †

*	Class B shares generally convert to Class Q shares approximately eight years after purchase as described in the section entitled “Shareholder Account Information” on Page [ ]. Therefore, expense information for years 9 and 10 is the same for both classes.

†	The Adviser is voluntarily waiving fees and/or reimbursing expenses for these classes. This fee waiver and/or expense reimbursement is not reflected in the Example above. These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements:

	1 Year	3 Year	5 Year	10 Year

(Class D shares)	$	$	$	$
(Class Q shares)

9

     Shareholder Account
     Information

SELECTING A SHARE CLASS

The Fund offers a number of classes of shares through this Prospectus, including: Class A, Class B, Class C and Class I.

Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.

Class A		Class B		Class C
•	Front-end sales charges, as described	•	No front-end sales charge; all your	•	No front-end sales charge; all your
	below. There are several ways to		money goes to work for you right		money goes to work for you right
	reduce these charges, also described		away.		away.
	below.	•	Higher annual expenses than Class A	•	Higher annual expenses than Class A
•	Lower annual expenses than Class B		shares.		shares.
	or Class C shares.	•	Deferred sales charge on shares you	•	Deferred sales charge on shares you
			sell within four years of purchase, as		sell within twelve months of
			described below.		purchase, as described below.
		•	Automatic conversion to Class Q
shares approximately eight years after
purchase.
		•	Purchases in an amount of $100,000
will not be permitted. You should
consult with your financial advisor to
determine whether other share classes
are more beneficial given your
circumstances.

	Class D		Class Q
•	[Offered exclusively to participants in	•	Available only through conversion
	a fee-based investment advisory		of Class B shares eight years after
	program, agency commission		purchase, and Class C shares
	program, or to investors who receives		purchased before August 18, 1999,
	these shares in connection with the		after ten years of purchase.
	reorganization of CypressTree Senior	•	No sales charges.
Floating Rate Fund, Inc.
(“CypressTree”).]
•	No sales charges.
•	Lower annual expenses than Class A,
Class B or Class C shares.

CALCULATION OF SALES CHARGES

Class A. Sales Charges are as follows:

10

	Sales Charge		Concession to Dealers

	% of	% of Net	% of
	Offering	Amount	Offering
Your Investment	Price	Invested	Price

Less than $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	3.00%	3.09%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%

[Investments of $1 million or more. Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.]

Class B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within four years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

Years after purchase	CDSC on shares being sold
1st year	3.00%
2nd year	2.50%
3rd year	2.00%
4th year	1.00%
5th year and thereafter	None

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after you buy them.

11

     Shareholder Account
     Information

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase or notify State Street Bank and Trust Company (the “Transfer Agent”) at the time of redeeming shares for those reductions or waivers that apply to contingent deferred sales charges. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described below under “Information and records to be provided to Fund.”

Reduction for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Fund reserves the right to modify or to cease offering these programs at any time.

  Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $100,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

  Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more funds advised by SunAmerica to be achieved through any number of investments over a thirteen-month period, of $100,000 or more. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of the Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

  Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

12

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without a sales charge. The Fund reserves the right to modify or to cease offering these programs at any time.

  Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee based investment products under an agreement with the Distributor. The following conditions established by the Distributor apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Fund may be purchased by clients at net asset value.

  Participants in certain qualified retirement plans or employee benefit plans (other than IRAs) which are sponsored or administered by SunAmerica or an affiliate thereof. A plan will qualify for purchases at net asset value provided that (a) the initial amount invested in the Fund (or in combination with the shares of other AIG SunAmerica Mutual Funds) is at least $400,000, (b) the sponsor signs a $400,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account.

  Selling brokers and their employees and sales representatives and their families.

Waivers for Certain Investors for Class B and C shares. Under the following circumstances, the contingent deferred sales charge may be waived on redemption of Class B and C shares. The Fund reserves the right to modify or to cease offering these programs at any time.

  Death. Contingent deferred sales charges may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property.

  Disability. Contingent deferred sales charges may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code).

  Distributions or Loans. Contingent deferred sales charges may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

  Systematic Withdrawal Plan. Contingent deferred sales charges may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. Please refer to the “Additional Investor Services” in this Prospectus for more details about this plan.

Other Sales Charge Arrangements and Waivers. The Fund and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any SunAmerica fund distributed by the Distributor. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

  Exchange of shares. Class A shares of the Fund may be exchanged for Class A shares of one or more other funds distributed by the Distributor at net asset value per share at the time of exchange. Please refer to the “Additional Investor Services” in this Prospectus for more details about this program.

13

  Reinstatement privilege. Within one year of a redemption of certain Class A, Class B and Class C shares, the proceeds of the sale may be invested in the same share class of the Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a contingent deferred sales charge when you sold your shares, we will credit your account with the dollar amount of the contingent deferred sales charge at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com, and select the “Additional Investor Services” hyperlink.

DISTRIBUTION AND SERVICE FEES

Each class of shares of the Fund (other than Class D) has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to the Distributor) based on a percentage of average daily net assets, as follows:

		Account Maintenance and
Class	Distribution Fee	Service Fee
A	0.10%	0.25%
B	0.25%	0.50%
C	0.25%	0.50%
Q	None	0.25%

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

14

     Shareholder Account
     Information

OPENING AN ACCOUNT (Classes A, B and C)

Read this prospectus carefully.

Determine how much you want to invest. The minimum initial investments for the Fund are as follows:

  non-retirement account: $500

  retirement account: $250

  dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for the Fund are as follows:

  non-retirement account: $100

  retirement account: $25

[The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.]

Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850.

Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

Make your initial investment using the chart on page [__]. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within 48 hours of receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

If you invest in the Fund through your dealer, broker or financial advisor, your dealer, broker or financial advisor may charge you a transaction - based or other fee for its services in connection with the purchase or redemption of fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker of financial advisor about its applicable fees.

15

     Shareholder Account
     Information

HOW TO BUY SHARES (Class A, Class B and Class C)

Buying Shares Through Your Dealer

You can buy shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Fund on your behalf.

Buying Shares Through the Fund

Opening an Account		Adding to an Account

By check

•	Make out a check for the investment amount, payable to the Fund or	•	Make out a check for the
	payable to AIG SunAmerica Mutual Funds. An account cannot be		investment amount, payable to the
	opened with a Fund check.		Fund or payable to AIG
•	Deliver the check and your completed Account Application (and		SunAmerica Mutual Funds. Shares
	Supplemental Account Application, if applicable) to:		cannot be purchased with a Fund
check.
	(via regular mail)	•	Include the stub from your Fund
	AIG SunAmerica Mutual Funds		statement or a note specifying the
	c/o BFDS		Fund name, your share class, your
	PO Box 219186		account number and the name(s) in
	Kansas City, MO 64121-9186		which the account is registered.
		•	Indicate the Fund and account
	(via express, certified and registered mail)		number in the memo section of
	AIG SunAmerica Mutual Funds		your check.
	c/o BFDS	•	Deliver the check and your stub or
	330 W 9th St.		note to your broker or financial
	Kansas City, MO 64105-1514		advisor, or mail them to:

•	All purchases must be in U.S. dollars. Cash, money orders and/or		(via regular mail)
	travelers checks will not be accepted. A $25.00 fee will be charged for		AIG SunAmerica Mutual Funds
	all checks returned due to insufficient funds.		c/o BFDS
•	Accounts can only be opened by check by a non-resident alien or on		PO Box 219373
	funds drawn from a non-U.S. bank if they are processed through a		Kansas City, MO 64121-9373
brokerage account or the funds are drawn from a U.S. branch of a non-
	U.S. bank. A personal check from an investor should be drawn from		(via express, certified and
	the investor’s bank account. In general, starter checks, cash		registered mail)
	equivalents, stale-dated or post-dated checks will not be accepted.		AIG SunAmerica Mutual Funds
c/o BFDS
330 W 9th St.
Kansas City, MO 64105-1514

16

By wire

•	Fax your completed application to AIG SunAmerica Fund	•	Instruct your bank to wire the amount of your
	Services, Inc. at 201-324-6496.		investment to:
•	Obtain your account number by calling Shareholder
	Services 1-800-858-8850.		State Street Bank & Trust Company
•	Instruct your bank to wire the amount of your investment		Boston, MA
	to:		ABA #0110-00028
DDA # 99029712
State Street Bank & Trust Company
	Boston, MA		ATTN: (Put Name of Fund and Share
	ABA #0110-00028		Class).

	DDA # 99029712		FBO: (Account number & names in which
	ATTN: (Put Name of Fund and Share Class).		the Acct. is registered).

	FBO: (Account number & names in which the Acct. is		Your bank may charge a fee to wire funds.
registered).

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

HOW TO SELL SHARES (Class A, Class B and Class C) Selling Shares Through Your Dealer

You can sell shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Fund on your behalf.

Selling Shares Through the Fund

By mail

Send your request to:	Your request should include:

Via Regular mail	•Your name
AIG SunAmerica Mutual Funds	•Fund name, share class and account number
c/o BFDS	•The dollar amount or number of shares to be redeemed
PO Box 219186	•Any special payment instructions
Kansas City, MO 64121-9186	•The signature of all registered owners exactly as the
account is registered, and
Via express, certified and registered mail	•Any special documents required to assure proper
AIG SunAmerica Mutual Funds	authorization.
c/o BFDS
330 West 9th Street	On overnight mail redemptions a $15 fee will be deducted
Kansas City, MO 64105-1514	from your account.

By phone

•Call Shareholder Services at 1-800-858-8850
between 8:30 a.m. and 7:00 p.m. Eastern Time
on most business days.
•Or, for automated 24-hour account access call
FastFacts at 1-800-654-4760.

17

By wire

If banking instructions exist on your account, this may be done by		If the account registration at your bank is different
calling Shareholder Services at 1-800-858-8850 between 8:30 a.m. and		than your account at AIG SunAmerica, your request
7:00 p.m. (Eastern time) on most business days. Otherwise, you must		must be signature guaranteed. A notarization is not
provide, in writing, the following:		acceptable.

•	The Fund name, share class and account number you are	Minimum amount to wire money is $250. A $15 fee
	redeeming.	will be deducted from your account.
•	Bank or financial institution name
•	ABA routing number
•	Account number, and
•	Account registration.

By internet:

Visit our web site at www.sunamericafunds.com, and select the	Proceeds for all transactions will normally be sent on the
“View Your Account” hyperlink (generally not available for	business day after the trade date. Additional documents
retirement accounts).	may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

18

     Shareholder Account
     Information

Certain Requests Require a Medallion Guarantee:

To protect you and the Fund from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee):

  Redemptions of $100,000 or more

  The proceeds are to be payable other than as the account is registered

  The redemption check is to be sent to an address other than the address of record

  Your address of record has changed within the previous 30 days

  Shares are being transferred to an account with a different registration

  Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares. Additional documents may be required.

You can generally obtain a medallion guarantee from the following sources:

  A broker or securities dealer

  A federal savings, cooperative or other type of bank

  A savings and loan or other thrift institution

  A credit union

  A securities exchange or clearing agency.
A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS D and CLASS Q)

Class D shares of the Fund are available only to investors participating in a fee-based investment advisory program (such as a “wrap” program) or agency commission programs offered by investment advisors and financial planners that have a special agreement with the Distributor or CypressTree Investors. Inquiries regarding the purchase or redemption of Class D shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

Class Q shares are available only upon conversion of Class B shares after eight years of purchase, and upon conversion of Class C shares purchased before August 18, 1999 (“Old Class C shares”) after ten years. Conversion will be on the basis of the relative net asset values per share without the imposition of any sales charge, fee or other charge. For purposes of the conversion of Class B and Old Class C shares to Class Q shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares or Old Class C Shares, as the case may be, in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares or Old Class C Shares in the shareholder's account (other than those in the sub-account) convert to Class Q shares, a pro rata portion of the Class B shares or Old Class C Shares, as the case may be, in the sub-account will also convert to Class Q shares. Class C shares purchased through the reinvestment of dividends and distributions paid on Class C Shares purchased on or after August 18, 1999 will not convert to Class Q shares.

TRANSACTION POLICIES (ALL CLASSES)

Valuation of shares. The net asset value per share (“NAV”) for the Fund and each class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for the Fund also may be calculated on any other day

19

in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Fund’s Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund’s current guidelines, loans for which an active secondary market exists to a reliable degree in the opinion of AIGGIC will be valued at the mean of the last available bid and asked price in the market for such loans, as provided by a Board approved loan pricing service.

Loans for which an active secondary market does not exist to a reliable degree in the opinion of AIGGIC will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, the following factors will be considered, (a) the creditworthiness of the Borrower and any third party participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Positions in options are valued at the last sale price n the principal trading market for the option. Obligations purchased with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuation. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer’s future prosperity, or liquidation value or third party transactions involving the issuer’s securities. In the case of securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, then these securities may be fair valued as determined pursuant to procedures adopted in good faith by the Board of Directors.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class A shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class B or Class C shares, you receive the NAV minus any applicable CDSCs. When you buy Class D shares, you pay the NAV. When you sell Class D or Class Q shares, you receive the NAV.

Execution of requests. The Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or the Distributor receives your order before the Fund’s close of business (generally 4:00 p.m., Eastern time), you will receive that day’s closing price. If the Fund or the Distributor receives your order after that time, you will receive the next

20

business day’s closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before its close of business. The Fund and the Distributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

The Fund may invest in foreign securities that are U.S. dollar denominated that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange Class A shares of the Fund for Class A shares of any other fund distributed by the Distributor. Such exchange may constitute a taxable event for United States federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.” Only Class A shares have exchange privileges.

The Fund may change or cancel its exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Fund at all times also reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund’s judgment, the trade (1) may interfere with the efficient management of the Fund’s portfolio, (2) may appear to be connected with a strategy of market timing (as described below in the “Market Timing Trading Policies and Procedures” section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor’s trading history in the Fund and in other AIG SunAmerica Funds.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean that there will be no sales of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Fund at any time.

Certificated shares. The Fund does not issue certificated shares.

Fund Holdings. The Fund’s policies and procedures with respect to the confidentiality of the Fund’s securities are described in the Statement of Additional Information.

21

     Shareholder Account
     Information

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Fund discourages excessive or short-term trading, often referred to as “market timing”, and seeks to restrict or reject such trading or takes other action, as described below, if in the judgment of the Fund or any of its service providers, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund’s Board of Directors have adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund’s Transfer Agent. While the Fund’s expectation is that the market timing policies will be enforced by financial intermediaries pursuant to the Fund’s prospectus, the Fund may be limited in its ability to monitor the trading activity or enforce the Fund’s market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transactions costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund’s portfolio holdings exposes the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of the Fund’s portfolio holdings and the net asset value of the Fund’s shares.

Arbitrage market timers may exploit such delays between the change in the value of the Fund’s portfolio holdings and the net asset value of the Fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and [in funds that hold significant investments in high-yield bonds and other types of investments which may not be frequently traded.]

Market timing procedures. The Fund’s procedures include committing staff of the Fund’s shareholder services agent to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Fund’s investment objective, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Fund reserves the right to temporarily or permanently bar future purchases into AIG SunAmerica funds or, alternatively, may limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

Though the implementation of the Fund’s procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Fund and the Fund’s service providers seek to make judgments that are consistent with the interests of the Fund’s shareholders. There is no assurance that the Fund or its service providers will gain access to any or all information necessary to detect market timing. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

22

Revocation of market timing trades. Transactions placed in violation of the Fund’s market timing trading policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 1-800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any fund of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. To use:

  Make sure you have at least $5,000 worth of shares in your account.

  Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

  Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

  Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  Make sure your dividends and capital gains are being reinvested.

Systematic Exchange Program may be used to exchange Class A shares of the Fund periodically for Class A shares of one or more other funds distributed by the Distributor. To use:

  Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

  Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  Specify the amount(s). Each exchange must be worth at least $50.

  Accounts must be registered identically; otherwise a signature guarantee will be required.

Retirement plans. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual 401(k) plans, 529 plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850.

TAX, DIVIDEND DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account Statements. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction Confirmations. Generally, you will receive an account confirmation:

  After every transaction that affects your account balance (except a dividend reinvestment, automatic purchase, automatic redemption of systematic exchange).

  After any changes of name or address of the registered owner(s), or after certain account option changes.

IRS Tax Forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

23

Prospectuses, Annual and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, Visit our web site at www.sunamericafunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Fund.)

Dividends. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions, if any, are paid at least annually by the Fund. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the Fund and share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. [Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc. or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date.] You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850, to change dividend and distribution payment options. The per share dividends on Class D shares will generally be higher than the per share dividends on Class A, Class B, Class C and Class Q shares of the Fund as a result of the fact that Class D shares are not subject to any distribution fee.

Taxability of dividends. As long as the Fund meets the requirements for being a tax-qualified regulated investment company, which the Fund intends to meet in the future, it will pay no federal income tax on the earnings it distributes to shareholders. However, dividends you receive from the Fund whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund’s net long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid during the previous December. Corporations generally will not be entitled to take a dividends-received deduction for a portion of certain dividends they receive. In addition, dividends paid by the Fund will not qualify for the 15% maximum tax rate applicable to certain dividends pursuant to recently enacted legislation.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax advisor.

“Buying into a Dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending generally on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B or Class C shares, you will not have a taxable event when they convert into Class A shares.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 28% of your distributions and proceeds if you have not provided a correct taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in the Fund under all applicable laws.

Small accounts (Other than Class D). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Fund performance, the effects of sales charges, or administrative fees (for retirement plans only).

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25

     More Information About
     the Fund

FUND INVESTMENT STRATEGIES

The Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about the Fund’s investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.

What is the Fund’s investment goal?	high level of current income

What principal investment strategy does the Fund use	investing in senior floating rate loans
to implement its investment goal?

What are the Fund’s principal investment techniques?	invests, under normal market conditions, at least 80% of its net assets plus any borrowing for investment purposes in income
producing senior floating rate loans and other floating rate debt securities and money market instruments. The Fund may also
purchase investment grade fixed income debt securities and money market instruments. The Fund’s assets include its net assets plus any borrowing for investment purposes.

What are the Fund’s other significant (non-principal)	•	Foreign securities
investments?	•	Illiquid securities

What other types of securities may the Fund normally	•	Borrowing (up to 33 1/3% under normal market conditions)
invest in as part of efficient portfolio management and	•	Derivatives
which may produce some income?

What risks may affect the Fund?	Principal Risks:
	•	credit quality
	•	collateral impairment
	•	interest rate fluctuations
	•	securities selection
	•	bond market volatility
	•	non-diversification
	•	prepayment
	•	illiquidity
Non-Principal Risks:
	•	foreign exposure

26

     GLOSSARY

The two best-known debt rating agencies are Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc. “Investment grade” refers to any security rated “BBB” or above by Standard & Poor’s or “Baa” or above by Moody’s or determined to be of comparable quality by the Adviser.

INVESTMENT TERMINOLOGY

Fixed-income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed-income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed-income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).

A bond includes all fixed-income securities other than short-term commercial paper and preferred stock.

Short-term money market instruments include short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Fund with sufficient liquidity to meet redemptions and cover expenses.

Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of senior floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior floating rate loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium.

Foreign securities are issued by companies located outside of the United States and include securities issued by companies located in emerging markets and foreign debt obligations. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs).

Illiquid securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

A derivative instrument is a contract, such as an option or a future, whose value is based on the performance of an underlying financial instrument.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money at an agreed-upon price that may depend on the performance of one or more underlying assets or a market or economic index.

A zero-coupon security is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

When-issued/delayed delivery transactions generally involve the purchase or sale of a security with payment and delivery at some time in the future—i.e. beyond normal settlement.

Securities lending involves a loan of securities by the Fund in exchange for cash or collateral. The Fund earns interest on the loan while retaining ownership of the security.

The Fund may borrow for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return.

Future developments refer to securities and other instruments which do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objectives, policies and restrictions and is

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otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.

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     More Information About
     the Fund

RISK TERMINOLOGY

Bond market volatility: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund’s portfolio.

Securities selection: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Interest rate fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit quality: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue high yield or “junk” bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Prepayment: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.

Illiquidity: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Non-Diversification: The Fund is non-diversified and will take concentrated positions on a small number of investments. As a result, its performance may be affected more by a decline in the market price of one such investment than would be the case if the Fund were more diversified.

Collateral Impairment: Collateral impairment is the risk that the value of the collateral for a loan will fall. The Fund expects to invest in collateralized loans, loans secured by other things of value the Borrower owns. Any type of decline in the value of collateral could cause the loan to become undercollateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. The Fund may invest in Loans that are guaranteed or collateralized by the shareholders of private companies.

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     Fund Management

Adviser. AIG SunAmerica Asset Management Corp. (“AIG SunAmerica” or the “Adviser”) selects and manages the investments, provides various administrative services, and supervises the daily business affairs of the Fund, except to the extent it has delegated portfolio management of the Fund to a subadviser. AIG SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $[ ] billion of assets as of [ ], 2006. In addition to managing the Fund, AIG SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Focused Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., VALIC Company I, VALIC Company II, SunAmerica Series Trust, AIG Series Trust, SunAmerica Income Funds, SunAmerica Focused Alpha Growth Fund, Inc., and SunAmerica Focused Alpha Large-Cap Fund, Inc..

The Fund will pay the Adviser a fee equal to the following percentage of average daily net assets:

Fund	Fee

SunAmerica Senior Floating Rate Fund	0.85%

AIG Global Investment Corp. (“AIGGIC”), subadviser to the Fund, is located at 70 Pine Street, New York, NY 10270, and is responsible for the investment decisions for the Fund. AIGGIC is an affiliate of SunAmerica and is a part of AIG Global Investment Group (“AIGGIG”). AIGGIG comprises a group of international investment adviser companies (including AIGGIC), which provide advice, investment products and asset management services to clients around the world. As of [           ], 2006, AIGGIG managed approximately $[   ] billion, of which approximately $[   ] billion relates to AIG affiliates and $[  ] billion relates to client assets. These figures do not include assets sub-advised to third party managers. SunAmerica, and not the Fund, compensates AIGGIC for its services.

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund is available in the Fund’s Annual Report to shareholders for the period ending December 31, 2005.

Portfolio Management. Steven Oh, John Lapham and Thomas Brandt have joint responsibility for making investment decisions for the Fund.

Steven Oh, CFA, joined AIGGIC in 2002 and is a managing director and co-portfolio manager for the Leveraged Loan Group. Prior to joining AIGGIC, Mr. Oh served as a portfolio manager at Citadel Investments and Koch Capital and was a Vice President in high yield and distressed debt trading at BancAmerica Securities.

John Lapham, CFA, joined AIGGIC with the acquisition of SunAmerica in 1999. He is a co-portfolio manager for the Leveraged Loan Group. Mr. Lapham joined SunAmerica in 1995 as a managing director in the Corporate Finance group.

Thomas Brandt joined AIGGIC in 2000 as a trader and is responsible for co-managing the portfolio. Specifically, Mr. Brandt is responsible for the purchase and sale of bank debt. Prior to joining AIGGIC, Mr. Brandt was a Managing Director at BNO Paribas’ Media and Technology Finance Department, where he was responsible for a $2.8 billion media and telecom loan portfolio.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of a Fund). This compensation may include (i) full re-allowance of the front-end sales charge on class A shares; (ii) additional compensation with respect to the sale of Class A, Class B, Class C or Class D shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/pr other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered

30

representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Fund’s shares to qualify for this Compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the national Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, the Adviser or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries who sell fund shares. In addition, the Adviser, the Distributor and their affiliates (including the Administrator) may make substantial payments to broker-dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sakes of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered by the Adviser. In some circumstances, those types of payments may relate to one or more Funds’ inclusion on a financial intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend of offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by the Adviser are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds’ Class A, Class B, Class C and Class Q 12b-1 plans. Payments by other affiliates are out of their own resources.

Administrator. AIG SunAmerica Fund Services, Inc. assists the Fund’s transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by the Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class C, Class D and Class Q shares.

The Adviser, Distributor and Administrator are all located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Legal Proceedings. On February 9, 2006, American International Group, Inc. (“AIG”), the parent company and an affiliated person of the Adviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission (“SEC”). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG’s accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Fund.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Certain affiliated persons of AIG, including the Adviser and Distributor, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Fund. The Adviser, the Distributor and AIGGIC expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United State Department of Justice (”DOJ”), the Attorney General of the State of New York (“NYAG”) and the New York State Department of Insurance (“DOI”), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an

31

Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser, the Distributor and AIGGIC believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective investment advisory or distribution services relating to the Fund.

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Financial Highlights

The Financial Highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by [                    ] , an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request. The Fund operated as a closed-end investment company with monthly redemption offers until _______, whereupon it converted to an open-end investment company. Information in the Financial Highlights table reflects performance of the Fund as a closed-end investment company, and the fund may have performed differently if it were an open-end investment company for the periods specified.

[insert financial highlights]

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For More Information

The following documents contain more information about the Fund and are available free of charge upon request:

Statement of Additional Information (SAI). Contains additional information about the Fund’s policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference, which means that it is legally part of this prospectus.

Annual and Semiannual Reports. Contain financial statements. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain copies of these documents or ask questions about the Fund by contacting: AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our web site at www.sunamericafunds.com, or by calling your broker or financial advisor.

View your account on line!

Visit our web site at www.sunamericafunds.com and click on “View your Account”.

  View your account and portfolio balances
  View the transaction history of your account(s)
  See the net asset value of the fund(s) you own
  Perform financial transactions (some limitations apply)
  Update account information (some limitations apply)
  Access year to date tax summary information
  View the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information on line by visiting our web site at www.sunamericafunds.com and clicking on the “Financial Professionals” link

View your shareholder reports on line!

Enroll for electronic delivery of prospectuses and annual reports by visiting our web site at www.sunamericafunds.com and clicking on the “Go Paperless” option to complete the consent form. Why Go Paperless?

  Immediate receipt of important fund information
  Elimination of bulky documents from personal files
  Reduction of the Fund’s printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us on line if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the funds. All personal information is encrypted and is completely secure Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-08727

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Distributed by:

AIG SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Investors should carefully consider the investment objectives, risks, charges and expenses of any mutual fund distributed by AIG SunAmerica Capital Services, Inc. before investing. This and other important information is contained in the prospectus, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the prospectus carefully before you invest.

www.sunamericafunds.com

IFPRO-07/04

35

STATEMENT OF ADDITIONAL INFORMATION

______, 2006
SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311-4992

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF SUNAMERICA SENIOR FLOATING RATE FUND, INC. (THE “FUND”) DATED ______, 2006, AS SUPPLEMENTED FROM TIME TO TIME. IN ADDITION, THE FUND’S FINANCIAL STATEMENTS APPEARING IN THE FUND’S DECEMBER 31, 2005 ANNUAL REPORT ARE INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS. COPIES OF THE PROSPECTUS AND ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE FUND AT (800) 858-8850.

     UNLESS OTHERWISE NOTED, CAPITALIZED TERMS HAVE THE SAME MEANING AS USED IN THE PROSPECTUS.

TABLE OF CONTENTS

THE FUND	3
INVESTMENT OBJECTIVES AND POLICIES	3
INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES	10
DIRECTORS AND OFFICERS	13
DIRECTORS AND OFFICERS OF THE FUND	14
ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES	21
Other Accounts Managed by Portfolio Managers	24
Fund Ownership	24
Portfolio Manager Compensation	25
PROXY VOTING POLICIES AND PROCEDURES	29
DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES	31
PORTFOLIO TRANSACTIONS	35
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES	38
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES	45
EXCHANGE PRIVILEGE - CLASS A SHARES ONLY	46
DETERMINATION OF NET ASSET VALUE	47
DIVIDENDS, DISTRIBUTIONS, AND TAXES	48
RETIREMENT PLANS	53
DESCRIPTION OF SHARES	55
ADDITIONAL INFORMATION	56
FINANCIAL STATEMENTS	58
OTHER INFORMATION	58
APPENDIX A – DESCRIPTION OF RATINGS	59

     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, AIG SunAmerica or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not be lawfully made.

THE FUND

     SunAmerica Senior Floating Rate Fund, Inc. (the “Fund”) is an open-end, non-diversified management investment company organized in Maryland in 1998. The Fund’s principal office is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. Capitalized terms used in this Statement of Additional Information and not otherwise defined herein have the meanings given them in the Fund’s Prospectus.

     On _________, the Fund converted from a closed-end investment company into an open-end investment company.

     On August 29, 2001, American International Group, Inc. (“AIG”), a Delaware corporation, acquired American General Corp. (the “Merger”) and American General Asset Management Corp. (“AGAM”) and American General Funds Distributors, Inc. (“AGFD”) became subsidiaries of AIG. Since AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) is also a subsidiary of AIG, in order to facilitate restructuring and eliminate duplication of functions, which became apparent in the Merger, pursuant to approval by shareholders on October 19, 2001, AIG SunAmerica replaced AGAM as the manager to the Fund on November 16, 2001. Also as part of this restructuring, the Fund’s name changed from the North American Senior Floating Rate Fund to the SunAmerica Senior Floating Rate Fund.

     Effective November 16, 2001, AIG SunAmerica became manager for the Fund, pursuant to approval by the Fund’s shareholders. Previously, AGAM had served as the Fund’s manager. Effective January 1, 2005, AIG Global Investment Corporation (“AIGGIC”) became the Fund’s subadviser. Previously, Stanfield Capital Partners LLC (“Stanfield”) had been the Fund’s subadviser since June 1, 2001. Previously, CypressTree Investment Management Company, Inc. (“CIMCO”) had been subadviser to the Fund. Also effective November 16, 2001, AIG SunAmerica Capital Services, Inc. (“AIG SACS”), an affiliate of AIG SunAmerica, became principal underwriter and distributor for the Fund. Previously, AGFD served as principal underwriter and distributor for the Fund.

INVESTMENT OBJECTIVES AND POLICIES

     For a description of the objectives, or "goals," of the Fund, see "More Information About the Fund" in the Prospectus. The following information is provided for those investors wishing to have more comprehensive information than that contained in the

Prospectus. The Fund has an 80% investment requirement because of the type of investment suggested by its name as described in the Prospectus. Shareholders will receive at least 60 days notice prior to any change to the 80% investment requirement of the Fund. Unless otherwise specified, the Fund may invest in the following securities, but is not obligated to do so or to make use of the following investment techniques. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

     The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other institutionally traded senior secured floating rate debt obligations (“Loans”). There is no assurance that the Fund’s objective will be achieved.

     The Fund will invest net proceeds of this offering in accordance with the Fund’s investment objective and policies. The precise time frame for these investments will depend on the availability of loans and other relevant conditions. Pending such investment, the Fund will invest net proceeds of this offering in investment grade shortterm or medium-term debt obligations.

     Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowing for investment purposes in Loans (i.e., senior secured floating rate loans and other institutionally traded secured floating rate debt obligations). The Fund may invest up to 20% of the Fund’s assets in cash, in investment grade short-term and medium-term debt obligations, or in senior unsecured floating rate loans (“Unsecured Loans”).

     Loans consist generally of direct obligations of companies (collectively, “Borrowers”), primarily U.S. companies or their affiliates, undertaken to finance the growth of the Borrower’s business, internally or externally, or to finance a capital restructuring. Loans in which the Fund will invest are primarily highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings.

     In selecting Loans, the Fund will employ credit standards established by AIGGIC. The Fund will purchase Loans only if, in the judgment of AIGGIC, the Borrower can meet debt service on the Loan (except in the case of Discount Loans as described below). The Fund will acquire Loans that are, in the judgment of AIGGIC, in the category of senior debt of the Borrower and that generally hold the most senior position in the Borrower’s capitalization structure. A Borrower must also meet other criteria established by AIGGIC and deemed by it to be appropriate to the analysis of the Borrower and the Loan.

     The Fund’s primary consideration in selecting Loans for investment by the Fund is the Borrower’s creditworthiness. Some of the Loans in which the Fund invests are not currently rated by any nationally recognized statistical rating organization. The Fund has no minimum rating requirement for Loans. The quality ratings assigned to other debt obligations of a Borrower are generally not a material factor in evaluating Loans because these rated obligations typically will be subordinated to the Loans and will be unsecured. Instead, AIGGIC will perform its own independent credit analysis of the Borrower. This analysis will include an evaluation of the Borrower’s industry and business, its management and financial statements, and the particular terms of the Loan that the Fund may acquire. AIGGIC will use information prepared and supplied by the Agent (as defined below) or other participants in the Loans. AIGGIC will continue to analyze in a similar manner on an ongoing basis any Loan in which the Fund invests. There can be no assurance that the Fund will be able to acquire Loans satisfying the Fund’s investment criteria at acceptable prices.

Loans

  Characteristics of Loans

     Each Loan will be secured by collateral that AIGGIC believes to have a market value, at the time of acquiring the Loan, that equals or exceeds the principal amount of the Loan. The value of the collateral underlying a Loan may decline after purchase, with the result that the Loan may no longer be fully secured. The Fund will not necessarily dispose of such a Loan, even if the collateral impairment of a Loan would result in the Fund having less than 80% of its assets in fully secured Loans.

     The Loans typically will have a stated term of five to nine years. However, because the Loans typically amortize principal over their stated life and are frequently prepaid, their average life is expected to be two to three years. The degree to which Borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the Borrower’s financial condition, and competitive conditions among lenders. Accordingly, prepayments cannot be predicted with accuracy. Prepayments generally will not have a material effect on the Fund’s performance because, under normal market conditions, the Fund should be able to reinvest prepayments in other Loans that have similar or identical yields, and because receipt of prepayment and facility fees may mitigate any adverse impact on the Fund’s yield.

     The rate of interest payable on Loans is the sum of a base lending rate plus a specified spread. These base lending rates are generally the LIBOR for 90-day dollar deposits, the Certificate of Deposit (“CD”) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, or another base lending rate used by commercial lenders. A Borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals.

     The interest rate on LIBOR-based and CD Rate-based Loans is reset periodically at intervals ranging from 30 to 360 days, while the interest rate on Prime Rate-based Loans floats daily as the Prime Rate changes. Investment in Loans with a longer interest rate reset period may increase fluctuations in the Fund’s net asset value as a result of changes in interest rates. The Fund will attempt to maintain a portfolio of Loans that will have a dollar-weighted average period to next interest rate adjustment of approximately 90 days or less.

     The yield on a Loan primarily will depend, among other considerations, on the terms of the underlying Loan and the base lending rate chosen by the Borrower initially and on subsequent dates specified in the applicable loan agreement. The relationship between LIBOR, the CD Rate, and the Prime Rate will vary as market conditions change. Borrowers tend to select the base lending rate that results in the lowest interest cost, and the rate selected may change from time to time.

  Agents and Intermediate Participants

     Loans are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions. The Borrower and the lender or lending syndicate enter into a loan agreement (the “Loan Agreement”). The Agent typically administers and enforces the Loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the “Collateral Bank”), holds any collateral on behalf of the lenders. The Collateral Bank must be a qualified custodian under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structuror with respect to a Loan.

     In a typical Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent for these services. This compensation may include special fees paid on structuring and funding the Loan and other fees paid on a continuing basis. The typical practice of an Agent or a lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

     If an Agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, the Agent’s appointment may be terminated, and a successor agent would be appointed. Assets held by the Agent under the Loan Agreement should remain available to holders of Loans. However, if an appropriate regulatory authority or court determines that assets held by the Agent for the benefit of the Fund are subject to the claims of the Agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest. Furthermore, in the event of the Borrower’s bankruptcy or insolvency, the Borrower’s obligation to repay the Loan may be subject to certain defenses that the Borrower can assert as a result of improper conduct by the Agent.

     The Fund’s investment in a Loan may take the form of a “Participation.” Lenders may sell Loans to third parties called “Participants.” Participations may be acquired from a lender or from other Participants. If the Fund purchases a Participation either from a lender or a Participant, the Fund will not have established any direct contractual relationship with the Borrower. The Fund would be required to rely on the lender or the Participant that sold the Participation not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Loan. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Lenders and Participants interposed between the Fund and a Borrower are referred to as “Intermediate Participants.”

     In the case of Participations, because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. The agreement between the buyer and seller may also limit the rights of the holder of the Loan to vote on certain changes that may be made to the Loan Agreement, such as waiving a breach of a covenant. However, in almost all cases, the holder of a Loan will have the right to vote on certain fundamental issues such as changes in principal amount, payment dates, and interest rate.

     AIGGIC also analyzes and evaluates the financial condition of the Agent and, if applicable, the Intermediate Participant. The Fund will invest in a Loan only if the outstanding debt obligations of the Agent and Intermediate Participants, if any, are, at the time of investment, investment grade (i.e., (a) rated BBB or better by Standard and Poor’s Ratings Group (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”); or (b) rated A-3 or better by S&P or P-3 or better by Moody’s; or (c) determined by AIGGIC to be of comparable quality).

     Although the Fund generally holds only Loans for which the Agent and Intermediate Participants, if any, are banks, the Fund may acquire Loans from non-bank financial institutions and Loans originated, negotiated and structured by non-bank financial institutions, if the Loans conform to the credit requirements described above. As other types of Loans are developed and offered to investors, AIGGIC will consider making investments in these Loans, consistent with the Fund’s investment objective, policies and quality standards, and in accordance with applicable custody and other requirements of the 1940 Act.

Discount Loans

    The Fund may from time to time acquire Loans at a discount from their nominal value or with a facility fee that exceeds the fee traditionally received in connection with the acquisition of Loans (“Discount Loans”). The Borrowers with respect to Discount Loans may have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of credit restructuring. In addition, Discount Loans may become available as a result of an imbalance in the supply of and demand for certain Loans. The Fund may acquire Discount Loans in order to realize an enhanced yield or potential capital appreciation when AIGGIC believes that the market has undervalued those Loans due to an excessively negative assessment of a Borrower’s creditworthiness or an imbalance between supply and demand. The Fund may benefit from any appreciation in value of a Discount Loan, even if the Fund does not obtain 100% of the Loan’s face value or the Borrower is not wholly successful in resolving its credit problems.

Other Information About Loans

     A Borrower must comply with various restrictive covenants contained in the applicable Loan Agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios, and limits on total debt. The Loan Agreement may also contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow generally is defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or securities sales. A breach of a covenant that is not waived by the Agent (or by the lenders directly, as the case may be) is normally an event of default, which provides the Agent or the lenders directly the right to call the outstanding Loan.

     The Fund may have certain obligations in connection with a Loan, such as, under a revolving credit facility that is not fully drawn down to loan additional funds under the terms of the credit facility. The Fund will not invest in Loans that would require the Fund to make any additional investments in connection with future advances if such commitments would exceed 20% of the Fund’s assets or would cause the Fund to fail to meet the diversification requirements described below. The Fund will maintain a segregated account with its Custodian of liquid, high-grade debt obligations with a value equal to the amount, if any, of the Loan that the Fund has obligated itself to make to the Borrower, but that the Borrower has not yet requested.

     The Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding Loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Loan, it may receive a facility fee, and when it sells a Loan, it may pay a facility fee. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Loan, or, in certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a

Loan by a Borrower. The Fund may also receive other fees, including covenant waiver fees and covenant modification fees.

     From time to time AIGGIC or its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell Loans to the Fund or acquire Loans from the Fund, or may be Intermediate Participants with respect to Loans owned by the Fund. These banks also may act as Agents for Loans that the Fund owns.

Unsecured Loans and Short-Term and Medium-Term Obligations

     The Fund may hold up to 20% of its assets in cash or invested in short-term or medium-term debt obligations or in Unsecured Loans. The Fund will invest only in Unsecured Loans that AIGGIC determines have a credit quality at least equal to that of the collateralized Loans in which the Fund primarily invests. With respect to an Unsecured Loan, if the Borrower defaults on its obligation, there is no specific collateral on which the Fund can foreclose, although the Borrower typically will have assets that AIGGIC believes exceed the amount of the Unsecured Loan at the time of purchase.

     The short-term and medium-term debt obligations in which the Fund may invest include, but are not limited to, senior Unsecured Loans with a remaining maturity of one year or less, certificates of deposit, commercial paper, short-term and medium-term notes, bonds with remaining maturities of less than five years, obligations issued by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements. All of the debt instruments described in this paragraph, other than Unsecured Loans, will be investment grade (i.e., rated Baa, Prime-3 or better by Moody’s or BBB, A-3 or better by S&P or, if unrated, determined by AIGGIC to be of comparable quality). For a definition of the ratings assigned to instruments, see Appendix A to the Statement of Additional Information. Pending investment of the proceeds of Fund sales, or when AIGGIC believes that investing for defensive purposes is appropriate, more than 20% (up to 100%) of the Fund’s assets may be temporarily held in cash or in the short-term and medium-term debt obligations described in this paragraph.

Foreign Investments

     The Fund also may acquire U.S. dollar denominated Loans made to non-U.S. Borrowers (a) (i) located in any country whose unguaranteed, unsecured and otherwise unsupported long-term sovereign debt obligations are rated A-3 or better by Moody’s and A- or better by S&P or (ii) with significant U.S. dollar-based revenues or significant U.S.-based operations and (b) located in a country that does not impose withholding taxes on payment of principal, interest, fees, or other payments to be made by the Borrower; provided, however, that any such Borrower meets the credit standards established by AIGGIC for U.S. Borrowers, and no more than 25% of the Fund’s net assets are invested in Loans of non-U.S. Borrowers. Loans to non-U.S. Borrowers may involve certain special considerations not typically associated with investing in U.S. Borrowers. Information about a foreign company may differ from that available with respect to U.S.

Borrowers, because foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers. There may be greater risk in valuing and monitoring the value of collateral underlying loans to non-U.S. Borrowers. There generally is less government supervision and regulation of financial markets and listed companies in foreign countries than in the United States. The Fund will not invest in Unsecured Loans of non-U.S. Borrowers.

Repurchase Agreements

     The Fund may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement always will be at least 102% of the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, AIGGIC must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that the value of the securities the Fund purchased may have declined in the meantime, the Fund could experience a loss.

Other Investments

     The Fund may acquire warrants and other equity securities as part of a unit combining Loans and equity securities of the Borrower or its affiliates, but only incidentally to the Fund’s purchase of a Loan. The Fund also may acquire equity securities issued in exchange for a Loan or issued in connection with a Borrower’s debt restructuring or reorganization, or if the acquisition, in the judgment of AIGGIC may enhance the value of a Loan or otherwise would be consistent with the Fund’s investment policies.

INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES

     The following fundamental policies cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. In accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) “a majority of the Fund’s outstanding voting securities” means the lesser of either: (a) the vote of 67 percent or more of the voting securities present at the annual or a special meeting of the Fund’s shareholders, if the holders of more than 50 percent of the Fund’s outstanding voting securities are present or represented by proxy; or (b) the vote of more than 50 percent of the Fund’s outstanding voting securities. The Fund may not:

(a)	Borrow money or issue senior securities, except as permitted by the 1940 Act;

(b)
Invest more than 25% of the Fund’s total assets (taken at current value) in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction); provided that (i) there is no limitation on purchasing securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies and (ii) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

(c)
Make loans to other persons, except that the Fund may (i) acquire Loans, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities;

(d)	Underwrite securities issued by other persons, except insofar as it may be deemed technically to be an underwriter under the Securities Act of 1933 in selling or disposing of an investment;

(e)
Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of Loans, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(f)
Purchase or sell real estate, although it may purchase and sell securities secured by interests in real estate and securities of issuers that invest or deal in real estate; provided that the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

(g)
Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

     The Fund has adopted the following nonfundamental investment policies which may be changed by the Fund’s Board of Directors without shareholder approval. As a matter of nonfundamental policy, the Fund may not:

(a)	make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and in any event only to the extent that no more than 5% of its net assets are committed to short sales;

(b)	purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs;

(c)
invest more than 10% of its total assets (taken at current value) in the securities of issuers that, together with any predecessors, have a record of less than three years continuous operation, except U.S. Government securities, securities of issuers that are rated at least “A” by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities; or

(d)	invest more than 10% of its total assets in Loans of any single Borrower.

     For the purpose of fundamental policies (a) and (e) and nonfundamental investment policy (a), the Fund’s arrangements (including escrow, margin and collateral arrangements) with respect to transactions in all types of options and futures contract transactions shall not be considered to be (a) a borrowing of money or the issuance of securities (including senior securities) by the Fund, (b) a pledge of the Fund’s assets, (c) the purchase of a security on margin, or (d) a short sale or position.

     The Fund has no present intention of engaging in options or futures transactions, or in short sales, or of issuing preferred shares.

     For the purpose of fundamental policy (b), the Fund will consider all relevant factors in determining who is the issuer of the Loan, including the Borrower’s credit quality, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including intercreditor agreements), the degree to which the credit of an interpositioned person was deemed material to the decision to purchase the Loan, the interest rate environment, and general economic conditions applicable to the Borrower and an interpositioned person.

     Notwithstanding the Fund’s investment policies and restrictions, the Fund may invest all or part of its investable assets in an investment management company with substantially the same investment objective, policies and restrictions as the Fund. This could allow the creation of a “master/feeder” structure in the future.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

DIRECTORS AND OFFICERS

     The following table lists the Directors and executive officers of the Fund, their date of birth, current positions held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds (“SAMF”) consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Focused Series, Inc., AIG Series Trust and SunAmerica Money Market Funds, Inc. Unless otherwise noted, the address of each executive officer and Director is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. Directors who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Disinterested Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.”

DIRECTORS AND OFFICERS OF THE FUND

Number of
Portfolios in
Fund Complex
	Position(s)	Term of	Principal Occupation	Overseen by	Other Directorships
Name and Date of Birth	Held with	Office and	during the last 5 years	Director[2]	Held by Director[3]
	Fund	Length of
Time
Served[1]

DISINTERESTED
DIRECTORS

Dr. Judith L. Craven	Director	2001 to	Retired.	92	Director, A.G. Belo
DOB: October 6, 1945		Present			Corporation (1992 to
present); Director,
Sysco Corporation
(1996 to present);
Director, Luby’s, Inc.
(1998 to present),
Director, University of
Texas Board of Regents
(May 2001 to present).

William F. Devin	Director	2001 to	Retired.	92	Member of the Board of
DOB: December 30, 1938		Present			Governors, Boston
Stock Exchange (1985-
present).

Samuel M. Eisenstat	Director,
DOB: March 7, 1940	Chairman of	2001 to	Attorney, solo	53	Director, North
	the Board	Present	practitioner.		European Oil Royal
Trust

1	Directors serve until their successors are duly elected and qualified, subject to the Director’s Retirement Plan as discussed on page 11.

2
The “Fund Complex” consists of all registered investment companies for which the Adviser or an affiliated person of AIG SunAmerica serves as investment adviser. The “Fund Complex” includes the Fund, SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (10 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund), AIG Series Trust (6 funds), Anchor Series Trust (9 portfolios), the Company (1 fund), VALIC Company I (“VC I”) (32 portfolios), VALIC Company II (“VC II”) (15 portfolios), SunAmerica Series Trust (“SAST”) (32 portfolios) and Seasons Series Trust (“Seasons”) (24 portfolios).

3
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies regulated under the 1940 Act (other than those listed under the preceding column).

4	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of AIG SunAmerica and Director of AIG SACS.

Number of
Portfolios in
Fund Complex
	Position(s)	Term of	Principal Occupation	Overseen by	Other Directorships
Name and Date of Birth	Held with	Office and	during the last 5 years	Director[2]	Held by Director[3]
	Fund	Length of
Time
Served[1]

Stephen J. Gutman	Director	2001 to	Associate, Corcoran	53	None
DOB: May 10, 1943		Present	Group (Real Estate)
(2003 to present),
Partner and Managing
Member, Beau
Brummell-Soho LLC
(licensing of menswear
specialty retailing and
other activities) (June
1988 to present).

William J. Shea	Director	2004 to	President and CEO,	53	Chairman of the Board,
DOB: February 9, 1948		Present	Conseco , Inc. (Financial		Royal and SunAlliance
			Services)(2001 to 2004);		U.S.A., Inc., (March
			Chairman of the Board		2005 to present);
			of Centennial		Director, Boston
			Technologies, Inc. (1998		Private Financial
			to 2001); Vice		Holdngs (October 2004
			Chairman, Bank Boston		to present).
Corporation (1993 to
1998)

INTERESTED
DIRECTOR

Peter A. Harbeck	Director	2001 to	President, CEO and	101	None
DOB: January 23, 1954 [4]		Present	Director, AIG
SunAmerica (August
1995 to present);
Director, AIG SACS
(August 1993 to
present). President and
CEO, AIG Advisor
Group, Inc. (June 2004
to Present).

Number of
Portfolios in
Fund Complex
	Position(s)	Term of	Principal Occupation	Overseen by	Other Directorships
Name and Date of Birth	Held with	Office and	during the last 5 years	Director[2]	Held by Director[3]
	Fund	Length of
Time
Served[1]

OFFICERS

Vincent Marra	President	2004 to	Senior Vice President	N/A	N/A
DOB: May 28, 1950		Present	and Chief Operating
Officer, AIG
SunAmerica (February
2003 to Present); Chief
Administrative Officer,
Chief Operating Officer
and Chief Financial
Officer, Carret & Co.
LLC (June 2002 to
February 2003);
President and Chief
Operating Officer,
Bowne Digital Solutions
(1999 to May 2002)

Donna M. Handel	Treasurer	2002 to	Senior Vice President,	N/A	N/A
DOB: June 25, 1966		Present	AIG SunAmerica
(December 2004 to
present); Vice President,
AIG SunAmerica
(August 1997 to
December 2004);
Assistant Treasurer, AIG
SunAmerica (1993 to
2002).AIG SunAmerica

J. Steven Neamtz	Vice	2001 to	Executive Vice	N/A	N/A
DOB: October 14, 1958	President	Present	President, AIG
SunAmerica (April 1996
to present); Director and
President, AIG AIG
SACS (April 1996 to
present).

Gregory N. Bressler	Secretary and	2005 to	Senior Vice President	N/A	N/A
DOB: November. 17,	Chief Legal	present	and General Counsel,
1966	Officer		AIG SunAmerica (June
2005 to present); Vice
President and Director of
U.S. Asset Management
Compliance, Goldman
Sachs Asset
Management (June 2004
to June 2005); Deputy
General Counsel, Credit
Suisse Asset
Management (June 2002
to June 2004): Counsel,
Credit Suisse Asset
Management (January
2000 to June 2002).

     The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund’s Articles of Incorporation. Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by AIG SACS and other affiliates of AIG SunAmerica.

Executive Compensation and Committees

     The Fund pays the fees and expenses of those Directors who are not Interested Persons (the “Disinterested Directors”). The Directors who are Interested Persons receive no compensation from the Fund. Disinterested Directors receive $900 per quarter during which the Director serves, plus $900 for each meeting attended in person and $300 per month retainer for serving as a Director. In addition, Mr. Eisenstat receives an aggregate of $1,350 per meeting attended in person and a monthly retainer of $450 for serving as Chairman of the Board. Each Disinterested Director of the retail funds in SAMF receives an additional $5,000 per quarterly meeting ($7,500 for the Chairman of the Board). In addition, each Disinterested Trustee received $20,000 in annual compensation for acting as trustee to AST ($30,000 in annual compensation for the Chairman of the Board). Each Disinterested Trustee receives an annual amount of $5,000 ($7,500 for the Chairman of the Board) per fund for serving as a Director to FGF and FGI. Officers of the Fund receive no direct remuneration in such capacity from the Fund.

     The Board of Directors has established five committees, i.e., Audit, Investment and Pricing, Nominating and Compensation, and Ethics and Governance.

     Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent accountants; directing investigations into matters within the scope of the independent accountants’ duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. The members of the Audit Committee are Mr. Eisentat, Dr. Craven, Mr. Devin, Mr. Shea and Mr. Gutman. Mr. Gutman, Mr. Eisenstat and Mr. Shea receive $2,500 per meeting in compensation for serving on the Audit Committee of SAMF, AST and the Fund. Dr. Craven and Mr. Devin both receive $1,666 per meeting in compensation for serving on the Audit Committee of SAMFand the Fund. The Audit Committee met seven times during the fiscal year ended December 31, 2005.

     The Nominating and Compensation Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders’ meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Directors. The members of the Nominating and Compensation Committee are Mr. Devin and Mr. Gutman. Additionally, Mr. Eisenstat sits ex-officio on this Committee. Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. Each member of the Nominating Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Nominating and Compensation Committee. There were two meetings of the Nominating Committee during the fiscal year ended December 31, 2005.

     The Investment and Pricing Committee recommends to the Directors the monthly repurchase amounts for the Fund. The Investment and Pricing Committee is responsible for determining the amount of the repurchase offer each month. The members of the Investment and Pricing Committee are Mr. Devin, and Mr. Harbeck. Members of the Committee receive no compensation for serving on the Committee. There were 12 meetings during the fiscal year ended December 31, 2005.

     The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer (the “Code”) to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The members of the Ethics Committee are Dr. Craven and Mr. Burum, Mr. Eisenstat also sits ex-officio on this Committee. The Ethics Committee will inform the Board of Directors of violations or waivers to the Code, as appropriate. Members of the Ethics Committee receive an aggregate of $1,000 in annual compensation for serving on the Ethics Committee. Each member of the Ethics Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Ethics Committee. There were two meetings of the Ethics Committee during the fiscal year ended December 31, 2005.

     The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board. The members of the Governance Committee are Mr. Burum Mr. Devin and Mr. Gutman. Additionally Mr. Eisenstat sits ex-officio on this Committee. Members of the Governance Committee receive an aggregate of $1,000 in annual compensation for serving on the Governance Committee. Each member of the Governance Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Governance Committee. There was one meeting of the Governance Committee during the fiscal year ended December 31, 2005.

     The Directors of the Fund have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”). The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of the Fund (an “Eligible Director”) retires after reaching age 60 but before age 70, or who has at least 5 years of consecutive service after reaching age 65 but before age 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from the Fund. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of the Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director’s account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may elect to receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.50% per year.

     For the year ended December 31, 2005, the Directors earned the following compensation in their capacities as Directors:

COMPENSATION TABLE

TOTAL
		PENSION OR		COMPENSATION
		RETIREMENT		FROM
	AGGREGATE	BENEFITS		REGISTRANT
	COMPENSATION	ACCRUED AS	ESTIMATED	AND FUND
	FROM	PART OF FUND	ANNUAL	COMPLEX
DIRECTOR	REGISTRANT	EXPENSES*	BENEFITS UPON	PAID TO
			RETIREMENT ***	DIRECTORS*

Samuel M. Eisenstat**	$ 11,019	$ 44,728	$ 108,318	$ 148,175

Stephen J. Gutman	$ 7,457	$ 43,274	$ 134,982	$ 126,671

William F. Devin	$ 7,465	$ 148,133	$ 126,671	$ 178,500

Judith L. Craven	$ 7,425	$ 97,969	$ 89,300	$ 170,450

William J. Shea	$ 7,453	-	-	$106,283

*
Information is as of 12/31/05 for the investment companies in the complex that pay fees to these directors/trustees. The complex consists of the SunAmerica Mutual Funds, , the Fund, Anchor Series Trust (“AST”), FGF. FGI, VC I, VC II, SAST and Seasons.

**	Mr. Eisenstat receives additional compensation for serving as Chairman of some of the boards in the complex.

***	Assumes the Participant elects to receive benefits in 15 yearly installments for the SAMF and AST Retirement plans and 10 yearly installments for VC I and VC II Retirement Plans.

      As permitted by Maryland law, there normally will be no meetings of Fund shareholders for the purpose of electing Directors in any year in which no such election is required under the 1940 Act. Under the 1940 Act, an annual meeting to elect Directors only is required when less than a majority of the Directors holding office have been elected by shareholders. If a meeting is required, the Directors will call a shareholders’ meeting for the election of Directors. If no meeting is required, the Directors will continue to hold office and may appoint successor Directors. The shares of the Fund do not provide for cumulative voting. As a result, the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors and, in this event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Directors.

      Under the Fund’s Articles of Incorporation, no person may serve as a Director if shareholders holding seventy-five percent (75%) of shares entitled to vote on the matter have removed him or her from office.

Director Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each director.

DISINTERESTED DIRECTORS

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
Companies Overseen by
	Dollar Range of Equity	Director in Family of
Name of Director	Securities in the Fund[1]	Investment Companies[2]

Dr. Judith L. Craven	None	None

William F. Devin	None	Over $100,000

Samuel M. Eisenstat	None	$10,001-$50,000

Stephen J. Gutman	None	None

William J. Shea	None	None

INTERESTED DIRECTORS

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen by
	Dollar Range of Equity	Director in Family of Investment
Name of Director	Securities in the Fund[1]	Companies[2]

Peter A. Harbeck	None	Over $100,000

1	Includes the value of shares beneficially owned by each Director in the Fund as of December 31, 2005.

2	Includes the SunAmerica Mutual Funds (40 funds), Anchor Series Trust (9 portfolios),.the Fund (1 fund), FGF, FGI, SAST (32 portfolios) and Seasons (24 portfolios).

     As of _________________, the Directors and officers of the Fund owned in the aggregate less than 1% of the total outstanding shares of each class of the Fund.

Principal Shareholders of Securities

      The following shareholders owned of record or beneficially 5% or more of the indicated Class’ shares outstanding as of April 7, 2006.

Class	Holder and Address	Percentage Owned of Record

SunAmerica Senior Floating Rate	Merrill Lynch, Pierce, Fenner & Smith,
Fund Class C	Inc., for the sole benefit of its customers
	4800 Deer Lake Drive East, 2nd Floor	13%
Jacksonville, FL 32246-6484

SunAmerica Senior Floating Rate	FTC & Co.
Fund Class D	ATTN DATALYNX #114
	P.O. Box 173736	7%
Denver, CO 80217-3736

     A shareholder who owns beneficially, directly or indirectly, 25% or more of the Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) the Fund.

ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES

      AIG SunAmerica is the Fund’s manager under an investment advisory agreement (“Advisory Agreement”). AIG SunAmerica is the Fund’s administrator under an administration agreement (the “Administration Agreement”). AIG SunAmerica was organized as a Delaware corporation in 1982. It is an indirect, wholly owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG SunAmerica provides investment advice and management services to mutual funds and private accounts. As of March 31, 2006, AIG SunAmerica managed, advised or administered approximately $ 45.4 billion in assets. AIG SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

      AIGGIC serves as the Fund’s subadviser under an investment subadvisory agreement (the “Subadvisory Agreement”) between AIG SunAmerica and AIGGIC.

AIGGIC, a New Jersey corporation, is a wholly owned subsidiary of AIG and is part of AIG Global Investment Group (“AIGGIG”). AIGGIG comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of March 31, 2006, AIGGIC managed approximately $492.7 billion, of which approximately $368.7 billion relates to AIG affiliates.

      The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by AIG SunAmerica under the Advisory Agreement and Administration Agreement, AIGGIC under the Subadvisory Agreement, or by AIG SACS under its Distribution Agreement. These costs and expenses may include (without limitation): expenses of acquiring, holding and disposing of securities and other investments, including brokerage commissions; shareholder servicing expenses; investment advisory and administration fees; custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; expenses of conducting repurchase offers; fees and expenses of registering under the securities laws, and other governmental fees; expenses of shareholders’ or investors’ meetings; compensation and expenses of Directors not affiliated with AIG SunAmerica or AIGGIC; interest, taxes and corporate fees; legal and accounting expenses; printing and mailing expenses; insurance premiums; expenses incurred in connection with litigation in which the Fund is a party and any legal obligation to indemnify its officers and Directors with respect to litigation; membership dues in investment company organizations; communications equipment expenses; and any nonrecurring or extraordinary expenses.

      The basis for the Board of Directors approving the Advisory Agreement and Subadvisory Agreement for the Fund is available in the fund's annual report for the fiscal year ended December 31, 2005. Both the Advisory Agreement and the Subadvisory Agreement will terminate automatically in the event of its assignment. The Administration Agreement was most recently approved by the Directors on August 30th -31st, 2005 and remains in effect from year to year after so long as the continuance is approved annually (a) by the vote of a majority of the Fund’s Directors who are not “interested persons” of the Fund or AIG SunAmerica cast in person at a meeting specifically called for the purpose of voting on such approval; and (b) by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding Fund shares. Each agreement may be terminated at any time without penalty on sixty (60) days’ notice by the Directors or AIG SunAmerica or AIGGIC, as applicable, or by the vote of the majority of the outstanding Fund shares. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund on the part of AIG SunAmerica or AIGGIC, AIG SunAmerica or AIGGIC as applicable, will not be liable to the Fund for any loss incurred.

      AIG SunAmerica will receive fees under the Advisory Agreement. For a description of the compensation that the Fund pays AIG SunAmerica under the Advisory Agreement, see the Fund’s current Prospectus. For the fiscal years ended December 31,

2005, 2004 and 2003, the Fund paid the Adviser5 $1,878,221, $1,663,171, and $1,091,115, respectively, under the Advisory Agreement.

      For the fiscal years ended December 31, 2005, 2004 and 2003, AIG SunAmerica, and not the Fund, paid subadvisory fees of $552,418, $489,192 and $320,905, respectively, under the Subadvisory Agreement.

      AIG SunAmerica will receive fees under the Administration Agreement. For the fiscal years ended December 31, 2005, 2004 and 2003, the Fund paid the AIG SunAmerica $883,869 $781,306 and $515,003, respectively, under the Administration Agreement.

      The Board of Directors, including a majority of the Disinterested Directors, approved the Advisory Agreement subject to the following net expense ratios: 1.75% of average daily net assets for Class B and C shares. AIG SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. AIG SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without approval of the Directors, including a majority of the Disinterested Directors. The expense waivers and expense reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Disinterested Directors. In addition, AIG SunAmerica and AIG SACS have voluntarily agreed to waive a portion of its advisory fee and distribution fee or reimburse the Fund to prevent the total expenses of the Fund, excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, and extraordinary expenses, from exceeding 1.45% of average daily net assets for Class Q shares and 1.25% of average daily net assets for Class D shares of the Fund. AIG SunAmerica may, in its discretion, terminate these voluntary fee waivers and/or expense reimbursements at any time. If the Adviser had not voluntarily agreed to waive or reimburse these expenses, estimated Fund expenses for Class D shares would be: management fee of 0.85%, interest payments on borrowed funds of 0.00%, administration fee of 0.40%, and other expenses of 0.53%; and total annual expenses of 1.78% . Absent the waiver or reimbursement, total Fund operating expenses for Class Q shares would be: management fee of 0.85%; interest payment on borrowed funds of 0.00%; administration fee of 0.40%; service fee of 0.25% and other expenses of 2.59%; and total annual expenses of 4.09% .

      The Fund has entered into a service agreement (“Service Agreement”), under the terms of which AIG SunAmerica Fund Services (“SAFS”), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Fund. Under the terms of the Service Agreement, SAFS may receive

5	From January 1, 2001 until November 18, 2001 American General Asset Management served as Adviser. From November 19, 2001 until December 31, 2001 SunAmerica Asset Management Corp. served as Adviser.

reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

      Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of .22% of average daily net assets of Class A, Class B, Class C, Class D, and Class Q shares. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”). For further information regarding the Transfer Agent, see the section entitled “Transfer Agent” below.

Additional Information about AIGGIC’s Portfolio Managers

The portfolio managers for the Fund, who are jointly responsible for the day-to-day investment management of the portfolio are John Lapham, Thomas Brandt and Steven Oh.

Other Accounts Managed by Portfolio Managers

     The following table indicates the type, name, and total assets of other accounts of which the Portfolio Managers have day-to-day responsibilities as of December 31, 2005. These accounts include, Registered Investment Companies (“RIC”), Other Pooled Investments (“OPI”) (hedge funds, private institutional accounts, etc.), and Other Accounts (“OA”).

Name of Portfolio	Type of Account	Number of	Total Assets
Manager		Account(s)	Managed in
			Accounts
			($millions)

John Lapham	RIC	0	None

	OPI	9	$3,403.87

	OA	5	$954.35

Thomas Brandt	RIC	0	None

	OPI	1	$63.33

	OA	0	None

Steven Oh	RIC	0	None

	OPI	9	$3,403.87

	OA	5	$954.35

Fund Ownership

      The following table indicates the number of shares/units of the Fund beneficially owned by the Portfolio Managers and the value of those shares as of December 31, 2005.

Name of Portfolio Manager	Number of Shares/Units of	Approximate value of
	the Fund Beneficially	Shares/Units owned (as of
	Owned	Fund’s Fiscal Year End)

John Lapham	None	None

Thomas Brandt	None	None

Steven Oh	None	None

Portfolio Manager Compensation

     Compensation for AIGGIC portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager’s individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager’s funds; (2) 20% is based on AIGGIC’s profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.

Potential Conflicts of Interest:

      As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients, (“Other Client Accounts”) in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

  Trade Allocations. One situation where a conflict may arise between the Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, a Subadviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds and the Subadviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund and subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

  Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Funds and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Advisers seek to manage such competing interests for the time and attention of the portfolio managers. Although the Advisers do not track the time a portfolio manager spends on the Fund or a single Other Client Account, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers.Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts) causing a conflict of interest.

  Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Advisers’ and Subadvisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Subadviser’s Codes of Ethics will eliminate such conflicts.

     The Fund, AIG SunAmerica, and the Distributor have adopted a written Code of Ethics under Rule 17j-1 of the 1940 Act (the "SunAmerica Code of Ethics") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code of Ethics is (1) an individual who is a trustee, director, officer, general partner or advisory person of the Fund or AIG SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica; (ii) initial public offerings; (iii) private placements; (iv) blackout periods; (v) short-term trading profits; (vi) gifts; and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. AIG SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code of Ethics by Access Persons of the Trust or AIG SunAmerica during the quarter.

     AIGGIC has adopted a written Code of Ethics. Further, AIGGIC reports to AIG SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Funds insofar as such violations related to the Fund. In turn, AIG SunAmerica reports to the Board of Directors as to whether there were any such violations of the SunAmerica Code.

     Each of these codes can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-942-8090. These codes are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The Distributor

     The Fund has entered into a distribution agreement (the "Distribution Agreement") with AIG SunAmerica Capital Services, Inc. ("AIG SACS") or (the "Distributor"), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).

     [The Distributor distributes Class D shares and incurs the expenses of distributing those shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Trust.]

     The Distribution Agreement continues in effect from year to year, with respect to the Fund, if such continuance is approved at least annually by vote of a majority of the Directors, including a majority of the Disinterested Directors. The Fund or the Distributor each has the right to terminate the Distribution Agreement on 60 days' written notice, without penalty. The Distribution Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., AIG

Financial Advisors, Inc., Financial Service Corporation and Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities, Inc., AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., and Franklin Financial Services Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

  Distribution Plans.

     As indicated in the Prospectus, the Directors of the Fund and the shareholders of each class of shares of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan," the "Class C Plan," and the “Class Q Plan”, and, collectively, the "Distribution Plans"). Reference is made to "Fund Management" in the Prospectus for certain information with respect to the Distribution Plans.

     Under the Class A Plan, the Distributor may receive payments from the Fund at an annual rate of up to 0.35% of average daily net assets of the Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional services for distributing that class of shares, including payments by the Distributor to compensate or reimburse brokers, dealers or financial institutions (collectively, “Selling Agents”), for personal service and/or maintenance of shareholder accounts provided and related expenses incurred by such Selling Agents. Under the Class B and Class C Plans, the Distributor may receive payments from the Fund at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares, including payments by the Distributor to compensate or reimburse Selling Agents for personal service and/or maintenance of shareholder accounts provided and related expenses incurred by such Selling Agents. Under the Class Q Plan, the Distributor may receive payments from the Fund at an annual rate of up to 0.25% of average daily net assets of the Fund's Class Q shares to compensate the Distributor and certain securities firms for providing sales and promotional services for distributing that class of shares, including payments by the Distributor to compensate or reimburse Selling Agents for personal service and/or maintenance of shareholder accounts provided and related expenses incurred by such Selling Agents. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.

     The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Fund for the fiscal years ended December 31, 2005, 2004 and 2003.

DISTRIBUTION AND SERVICE MAINTENANCE FEES

Year	Class A	Class B	Class C	Class Q

2005	[insert]	[insert]	[insert]	[insert]

2004	[insert]	[insert]	[insert]	[insert]

2004	[insert]	[insert]	[insert]	[insert]

     Continuance of the Distribution Plans with respect to the Fund is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with without payment of any penalty by vote of a majority of the disinterested Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the disinterested Directors of the Fund shall be committed to the discretion of the Disinterested Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans, the Directors must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

     Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Fund and the Fund’s investment adviser. The policies and procedures enable the Fund to vote proxies in a manner consistent with the best interests of the Fund’s shareholders.

     The Fund has retained a proxy voting service, Institutional Shareholder Services (“ISS”)to effect votes on behalf of the Fund according to the Fund’s policies and procedures, and to assist the Fund with record keeping of proxy votes.

     Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors the portfolio managers consider is the quality and depth of the company’s management. In holding portfolio securities, the Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Fund’s policies and procedures therefore provide that the Fund will generally vote in support of management recommendations on most corporate matters. When the Fund’s portfolio manager is dissatisfied with a company’s management, the Fund typically will sell the holding.

     Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the proxy voting committee will generally rely on the guidance or a recommendation from the proxy voting service, but may also rely on other appropriate personnel of AIG SunAmerica and/or the subadviser of the Fund, or other sources. In these instances, such person(s) will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

     Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:

  Vote with management recommendations on most corporate matters;

  Vote on a case-by-case basis on proposals to increase or decrease authorized common stock;

  Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

  Vote on a case-by-case basis regarding finance, merger and acquisition matters;

  Vote against most shareholder proposals;

  Abstain from voting on social responsibility or environmental matters, unless the Fund’s objective is directly related to the social or environmental matter in question;

  Not vote proxies for index funds/portfolios and passively managed funds/portfolios;6 and

  Vote on a case-by-case basis on equity compensation.

     Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Fund’s proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by ISS, an independent third party. However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interests of AIG SunAmerica, the Fund’s principal underwriter, or one of AIG SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will consult with a Director whi is not an “interested” person, as that tdrem is defined in the Investment Company Act of 1940, as amended, time permitting, before casting the vote to ensure that the Fund votes in the best interests of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund’s shareholders.

     Proxy Voting Records. ISSRC will maintain records of voting decisions for each vote cast on behalf of the Fund. Pursuant to SEC requirements, on an annual basis the Fund will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

      The Board of Directors has adopted policies and procedures relating to disclosure of the Fund' securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are met, the Fund does not provide or permit others to provide information about the Fund's holdings on a selective basis.

      The Corporation makes the Fund’s portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarter.

      In addition, the Fund generally makes publicly available, on a periodic basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund's assets invested in each holding) and the percentage breakdown of the Fund’s investments by country, sector and industry, as applicable. This information is generally made available through the Fund’s website, marketing communications (including printed advertising and sales literature), and/or the Fund’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Fund's legal department. The Fund and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

      Before any non-public disclosure of information about the Funds' holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Fund. The Fund's executive officers and the Adviser's legal counsel are responsible for determining whether it is in the Funds' shareholders’ best interest to disclose such information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds' operation or useful to the Funds' shareholders without compromising the integrity or performance of the Fund. The Fund’s Chief Compliance Officer and/or the Adviser's legal counsel are then responsible for determining whether a conflict of interests between the interests of the Fund’s shareholders and those of the Fund’s investment adviser exists. If it is determined that the release of non-public portfolio holdings information is not in the shareholder’s best interest, or that there is a conflict of interests between the Fund’s shareholders and those of the Fund’s investment adviser, the request will be denied. If the request is approved, the Fund and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

      At each quarterly meeting of the Board of Directors, the Directors review a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

      Each of the below listed third parties have been informed of their duty of confidentiality including their duty not to trade on the basis of non-public information and have been approved to receive information concerning the Fund’s holdings:

1.	Subadviser. The subadviser is continuously provided with the entire portfolio holdings for the Fund on a daily basis.

2.
Pricewaterhouse Coopers LLP (“PWC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Fund’s financial statements. PwC does not disclose to third parties information regarding the Fund’s holdings.

3.
State Street Bank & Trust Company (“SSB&T”). SSB&T, as custodian to the Fund, has daily access to the entire holdings of the Fund. SSB&T does not disclose or release information regarding the Fund’s holdings except as instructed by the Fund.

4.	Lipper. Our Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5.
Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Fund is available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) day after its receipt of such information.

6.
Standard & Poors (“S&P”). Our Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group. S&P does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7.
Bloomberg. Our Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.
Thompson Financial. Our Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial’s various databases within a couple days of its receipt.

9.
Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Funds with the filing of its annual and semi-annual shareholder reports and quarterly regulatory filings with the Securities and Exchange Commission (“SEC”) and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

10.
Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Fund on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose the Fund’s holding information publicly.

11.
Plexus Group and Elkins/McSherry. SSB&T provides purchase and sale information with respect to the Fund’s equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and Elkins/McSherry analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Fund and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare. AIG SunAmerica’s contract with Plexus includes a confidentiality clause

12.
Manhattan Creative Partners d/b/a Diligent. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG SunAmerica Mutual Funds. Diligent also hosts the Board’s online meeting materials.

13.
Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information. Depending on the Fund and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Fund or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Fund’s portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14.
Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used for the purposes of voting proxies on behalf of the Fund, evaluating the Fund’s eligibility for participating in, and filing proofs of claim on behalf of, the Fund in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Fund’s participation in a securities class action lawsuit. AIG SunAmerica’s contract with ISS includes confidentiality disclosure.

PORTFOLIO TRANSACTIONS

     AIGGIC manages accounts and performs investment management for others and may continue to do so in the future, including for other investment funds similar in nature to the Fund and for managed accounts. Also, AIGGIC and/or its affiliates and/or employees or their respective clients or funds under their management (“Advisory Affiliates”) may from time to time, have an interest, recommended or which is purchased, sold or otherwise traded for the Fund. In addition, an Advisory Affiliate may be a counter party to, or be a participant in, one or more derivative transactions or investments in which AIGGIC enters into on behalf of the Fund. As a result, an Advisory Affiliate may sell or recommend the sale of a particular asset or other investment opportunity for certain accounts, including accounts in which it has an interest and it or others may buy or recommend the purchase of such asset or other investment opportunity for other accounts, including accounts in which it has an interest and, accordingly, transactions in particular accounts may not be consistent with transactions in other accounts or with AIGGIC’s investment recommendations. The making of such investments (in an initial or follow-on basis) may result in a direct or indirect benefit to the Advisory Affiliates. For example, AIGGIC may recommend that the Fund sell an asset or other investment opportunity, while not recommending such sale for other accounts. Where there is a limited supply of investments, AIGGIC will use its reasonable efforts to allocate or rotate investment opportunities, but AIGGIC cannot assure absolute equality among all accounts and clients.

     From time to time, the Fund may buy (or sell) investments that are being sold (or bought) for other managed accounts. In addition, Advisory Affiliates may invest or have already invested in securities that are identical to or senior to or have interest different from or adverse to the Fund’s assets. To the extent permitted by law, AIGGIC is permitted to, but is not required to, bunch or aggregate orders for the Fund’s account with orders for other accounts, although the effect of such aggregation may operate to the disadvantage of the Fund. Orders not bunched or aggregated will be entered at the market price prevailing at the time of the transaction. Accordingly, trades in the same investment entered at different times during the same trading day may experience different pricing.

     The Advisory Affiliates may have ongoing relationships with the obligors of the Fund’s assets or the counter parties of derivative transactions, or may own their debt or equity securities. AIGGIC or its affiliates may also provide advisory services, for a fee, to companies whose securities are part of the Fund’s portfolio.

     AIGGIC and its employees may not trade for clients or themselves or recommend trading in securities of a company while in possession of material, non-public information (“Information”) concerning such company, or disclose such Information to any person not entitled to receive it. As a distressed or special situations investor, AIGGIC may have access to Information. There may be certain cases where AIGGIC, due to various activities on behalf of itself or its clients, including the Fund, may be restricted from effecting purchases and/or sales of assets on behalf of clients, including the Fund, resulting in limited liquidity for assets. This might be the case, for example, where AIGGIC acquires confidential or material, non-public information concerning securities and obligors. AIGGIC seeks to minimize those cases whenever possible, consistent with applicable law and their policies, but there can be no assurance that such efforts will be successful and that such restrictions will not occur. At times, AIGGIC, in an effort to avoid restriction for the Fund or its other clients, may elect not to receive information that is in the possession of or is otherwise available to other market participants of the Fund’s counter parties.

     AIGGIC and its affiliates may engage in other business ventures. In managing the operations of more than one entity, conflicts of interest may arise with respect to allocating time, personnel and other resources. The decision makers will devote such time to the affairs of the Fund as they, in their sole discretion, deem necessary, although AIGGIC may have conflicts in allocating its time and services among the Fund and its other clients or investment vehicles.

     From time to time, AIGGIC may direct one client, including the Fund, to sell investments to another client, including the Fund, subject to certain guidelines. If AIGGIC engages in such transactions, it will receive no compensation in connection therewith and will seek to comply with applicable law.

     AIGGIC manages certain investments and assets through other investment vehicles, which may generally be managed together with the Fund. Such investments will be allocated in AIGGIC’s discretion in a manner deemed to be fair and equitable while seeking to construct well-diversified and fully invested portfolios, pursuant to a number of factors such as available cash, investment guidelines and applicable tax and regulatory considerations. This may result in disparate performance results across similarly managed accounts. As a result, where a limited investment opportunity would be appropriate for the Fund and also for one or more other accounts managed by AIGGIC, AIGGIC will use its discretion in allocating such opportunities and may allocate less of such opportunity to the Fund than it would allocate if it did not manage other accounts. AIGGIC has no affirmative obligation to offer any investment to the Fund or to inform the Fund of any investments before offering any investment to other accounts under its management.

     Subject to policies established by the Board of Directors of the Fund and oversight by AIG SunAmerica, AIGGIC is primarily responsible for the execution of the Fund’s portfolio transactions. In executing such transactions, AIGGIC seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable fee, commission or spread), size of order, difficulty of execution and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. While AIGGIC generally seeks reasonably competitive fee or commission rates, the Fund does not necessarily pay the lowest commission or spread available.

      The Fund will purchase Loans in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase Loans from these financial institutions, AIGGIC may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of Loans. The Fund has no obligation to deal with any bank, broker or dealer in execution of transactions in portfolio securities.

      Other securities in which the Fund may invest are traded primarily in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. These dealers attempt to profit from transactions by buying at the bid price and selling at the higher asked price in the market for the obligations (the difference between the bid and asked price customarily is referred to as the “spread”). The Fund also may purchase fixed-income and other securities from underwriters, the cost of which may include fees and concessions to the underwriters.

      It is not anticipated that the Fund will pay significant brokerage commissions. However, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. In executing all transactions, AIGGIC seeks to obtain the best results for the Fund. For the period from the start of business to the date of this Statement of Additional Information, the Fund has paid no brokerage commissions.

      Consistent with the interests of the Fund, AIGGIC may select brokers to execute the Fund’s portfolio transactions on the basis of the research and brokerage services they provide to AIGGIC for its use in managing the Fund and AIGGIC’s other advisory accounts. Such services may include (a) furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and (b) effecting securities transactions and performing functions incidental to those securities transactions (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by AIGGIC under the Subadvisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that AIGGIC determines in good faith that such commission is reasonable in relation to the value of the services, in terms either of that particular transaction or the overall responsibility of AIGGIC to the Fund and its other clients. In reaching this determination, AIGGIC will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services. The receipt of this research will not reduce AIGGIC’s normal independent research activities. However, it enables AIGGIC to avoid the additional expenses that could be incurred if AIGGIC tried to develop comparable information through its own efforts.

      The Fund will not purchase securities from its affiliates in principal transactions.

      AIGGIC is authorized to use research services provided by and to place portfolio transactions with any brokerage firms including those that have provided assistance in the distribution of shares of the Fund.

      AIGGIC may allocate brokerage transactions to broker-dealers that have entered into arrangements with the Fund under which the broker-dealer allocates a portion of the commission paid by the Fund toward payment of the Fund’s expenses, such as transfer agent fees or custodian fees. However, the transaction quality must be comparable to those of other qualified broker-dealers.

      The frequency of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. It is anticipated that the Fund’s turnover rate will be between 50% and 100%, but will not be a limiting factor when AIGGIC deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever AIGGIC believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves corresponding greater brokerage commissions, where applicable, and other transaction costs, if any, that the Fund will bear directly.

      If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by AIGGIC are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by AIGGIC, taking into account, among other things, the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure would have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

      Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

      Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder’s election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House. Purchases made via physical draft check require an authorization card to be filed with the shareholder’s bank.

      Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus any applicable sales charge, which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B, Class C and certain Class A shares). Class D shares are not subject to any sales charges. Class Q shares are not available for purchase and are only available upon conversion of Class B shares and certain Class C shares.

     The following tables set forth the sales charges with respect to Class A shares of the Fund, the amount of the sales charges reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of the Fund, received by the Distributor for the fiscal years ended December 31, 2005, 2004 and 2003.

2005

Contingent
Front-End	Amount	Deferred
Sales	Reallowed to	Sales	Contingent	Contingent
Charge-	Affiliated	Charge-	Deferred Sales	Deferred Sales
Class A	Broker-	Class A	Charge-Class	Charge-Class
Shares	Dealers	Shares	B Shares	C Shares

$

2004

Contingent
Front-End	Amount	Deferred
Sales	Reallowed to	Sales	Contingent	Contingent
Charge-	Affiliated	Charge-	Deferred Sales	Deferred Sales
Class A	Broker-	Class A	Charge-Class	Charge-Class
Shares	Dealers	Shares	B Shares	C Shares

$

2003

Contingent
Front-End	Amount	Deferred
Sales	Reallowed to	Sales	Contingent	Contingent
Charge-	Affiliated	Charge-	Deferred Sales	Deferred Sales
Class A	Broker-	Class A	Charge-Class	Charge-Class
Shares	Dealers	Shares	B Shares	C Shares

$

Contingent Deferred Sales Charges (“CDSCs”) Applicable to Class B and Class C Shares

      Class B and Class C shares of the Fund are subject to the applicable CDSC schedule described below. The following table sets forth the rates of the CDSC applicable to these shares:

Class B deferred charges:

Years after purchase	CDSC on shares being sold
1st year	3.00%
2nd year	2.50%
3rd year	2.00%
4th year	1.00%
5th year and thereafter	None

Class C deferred charges:

Years after purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	None

Waiver of Contingent Deferred Sales Charges

     For a discussion of the waiver of CDSCs please see “Sales Charge Reductions and Waivers” in the prospectus. CDSCs may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

(a)
Death. CDSCs may be waived on repurchases within one year following the death (i) of the sole shareholders on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased spouse, or other custodial account. The CDSC waiver is also applicable in the case where shareholder account is registered as community property. If, upon the occurrence of one estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class C shares are not redeemed within one year of the death, they will remain Class B or Class C shares, as applicable, and be subject to the applicable CDSC, when redeemed.

(b)
Disability. CDSCs may be waived on repurchases occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSCs will be charged.

(c)
Distributions or Loans. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

(d)
Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

Purchases Through the Distributor

      An investor may purchase shares of the Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor’s dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. The Fund will not be responsible for delays caused by dealers.

Purchase by Check

      Checks should be made payable to the Fund or payable to AIG SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373,

Kansas City, Missouri 64121-9373 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

      An investor may make purchases by having his or her bank wire federal funds to the Fund’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Fund and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to the Fund’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

  You must have an existing AIG SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324-6496.

  Call SunAmerica Fund Services’ Shareholder Services, toll free at (800) 858- 8850, to obtain your new account number.

  Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 II0-00028; DDA# 99029712, SunAmerica [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares

      To the extent that purchases are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the “Plans”). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMFs) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Fund may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only)

      As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of the Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

      The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

      The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Fund under the combined purchase privilege as described above.

      To receive a rate based on combined purchases, group members must purchase Class A shares of the Fund through a single investment dealer designated by the group.

The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of the Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

      Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer at least annually access to the group’s membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

      Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Fund’s shares for the benefit of any of the foregoing.

      Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Fund at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

      If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. The Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1, is committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

      The Distributor is authorized, as agent for the Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither the Fund nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE - CLASS A SHARES ONLY

      Shareholders in the Fund may exchange their Class A shares for Class A shares of any other Fund or other fund distributed by the Distributor that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of Class A shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege for Class A shares may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

      If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

      Because abusive trading (including short-term “market timing” trading) can hurt the Fund’s performance, the Fund will refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of the Fund’s assets or (2) from any shareholder account if previous use of the exchange privilege is considered abusive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

      In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of abusive exchanges that coincide with a “market timing” strategy will be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

     The Fund values its shares once on each day the New York Stock Exchange (“NYSE”) is open for trading as of the close of regular trading on the exchange. The Net Asset Value (“NAV”) also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. The Fund is informed that, as of the date of this prospectus, the NYSE observes the following business holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Fund’s net asset value per share is determined by State Street Bank & Trust Company (as agent for the Fund) in the manner authorized by the Fund’s Board of Directors. State Street Bank & Trust Company also serves as Transfer Agent and Custodian for the Fund and has custody of the Fund’s assets.

     The net asset value of the shares of each class of the Fund is calculated separately. In determining the net asset value of a share of each class of the Fund, the value of the securities and other assets attributable to that class (including interest and dividends accumulated but not yet received) minus all liabilities (including accrued expenses) attributable to that class is divided by the total number of shares of that class of the Fund outstanding at that time. Expenses, including the fees payable to AIG SunAmerica, are accrued daily.

     Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund’s current guidelines, loans for which an active secondary market exists to a reliable degree in the opinion of AIGGIC will be valued at the mean of the last available bid and asked price in the market for such loans, as provided by a Board approved loan pricing service.

     Loans for which an active secondary market does not exist to a reliable degree in the opinion of AIGGIC will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, the following factors will be considered, (a) the creditworthiness of the Borrower and any Intermediate Participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

     Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Positions in options are valued at the last sale price n the principal trading market for the option. Obligations purchased with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuation. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer’s future prosperity, or liquidation value or third party transactions involving the issuer’s securities. In the case of securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, then these securities may be fair valued as determined pursuant to procedures adopted in good faith by the Board of Directors.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated or proposed thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

      For a discussion of federal tax issues affecting shareholders of the Fund please see “Taxes” in the Prospectus.

      The Fund intends to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under Subchapter M of the Code. To quality for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net ordinary investment income and net short-term capital gain) and must meet several additional requirements. Among these requirements are the following: (a) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities, and certain other related income; and (b) the Fund must diversify its investments so that at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets are represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to not more than 5% of the value of the Fund’s total assets and not more than 10% of that issuer’s voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

      Provided that the Fund satisfies the above requirements, it will not be subject to federal income tax on that part of its investment company taxable income and the excess of net long-term capital gain over net short-term capital loss that it distributes to shareholders.

      The Fund will be subject to a nondeductible 4% federal excise tax to the extent that it does not timely distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the one-year period ending on October 31st were the Fund’s taxable year, plus certain undistributed amounts from previous years. The Fund will be subject to the excise tax only on the amount by which it does not meet the foregoing distribution requirements. To avoid application of the excise tax, the Fund intends to distribute its income in accordance with the calendar year requirements.

      A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Distributions

      Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. It is not expected that dividends paid by the Fund to a corporate shareholder will be eligible for the dividends received deduction.

      The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder had held Fund shares. Distributions of net capital gains from assets held for one year or less will be taxed as ordinary income.

      Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions

      Upon a sale or, as applicable, exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to the sale of shares acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

      Generally, any loss realized on a sale or, as applicable, exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Under certain circumstances the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

      Not later than 60 days after the close of the calendar year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the earlier year in which the dividend was declared.

Backup Withholding

      The Fund generally will be required to withhold federal income tax at a rate of 30% (“Backup Withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to Backup Withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Other Taxation

     Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

Fund Investments

     Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a partial principal payment on it. In particular, the Fund will be required to allocate that partial principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the partial principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition (including the retirement) of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount”.

     Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the position and would be taxed on any gain from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the position. Constructive sale treatment does not apply to transactions closed before the end of the 30th day after the close of the taxable year, if certain conditions are met.

     Section 988 Gains or Losses. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.

Swaps

      The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such swaps as ordinary income and to amortize payments under certain circumstances. The Fund will limit its activity in this regard in order to enable it to maintain its qualification as a RIC.

Foreign Withholding Taxes

      The Fund may be subject to foreign withholding or other taxes with respect to income on certain loans to foreign Borrowers. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. However, to the extent that foreign taxes are imposed, the taxes would reduce the yield on the Loans. Because not more than 50% of the value of the Fund’s total assets at the close of any taxable year will consist of Loans to foreign borrowers, the Fund will not be eligible to pass through to shareholders their proportionate share of foreign taxes paid by the Fund, with the result that shareholders will not be entitled to take any foreign tax credits or deductions for foreign taxed paid by the Fund. However, the Fund may deduct foreign taxes in calculating its distributable income.

RETIREMENT PLANS

     Shares of the Fund may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of the Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of the Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (SARSEP). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (SIMPLE IRA). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdall Education Savings Account. Coverdall Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to a Coverdall Education Savings Account on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual 401(k) The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual (k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual (k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402 (g). In addition, because of its smaller size, the Individual (k) is also less complex and less costly than the typical multiple-employee 401 (k) plan.

529 Plan The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state of residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.

DESCRIPTION OF SHARES

     Ownership of the Fund is represented by transferable shares of beneficial interest. Pursuant to the the Charter of the Fund (the "Charter"), the Fund currently has five classes of shares of common stock, par value $.01 per share (the “Common Stock”): Class A, Class B, Class C, Class D, and Class Q (each, a “Class”).

     Each Class of Common Stock of the Fund represents the interests of the shareholders of that series in the Fund’s assets. The Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

     Shareholders are entitled to a full vote for each full share held. [The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Charter. Also, a shareholder’s meeting must be called if requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Classes of Common Stock will vote with respect to certain matters, such as election of Directors. When a matter to be voted on does not affect all Classes of Common Stock, such as approval of a Rule 12b-1 plan, only shareholders of the Class(es) affected by the matter may be entitled to vote.]

     Where applicable, each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares and certain Class C shares may be entitled to vote on material changes to the Class Q Rule 12b-1 plan. In addition, Class A shares of Common Stock will be exchangeable only into Class A shares of any other SAMF. All shares of Common Stock the Fund issued and outstanding and all shares of Common Stock offered by the Prospectus when issued, are and will be fully paid and non-assessable. Shares of Common Stock have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares of Common Stock have no conversion rights, except as described above.

     The Charter provides that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Charter provides that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund. The Fund shall continue, without limitation of time, subject to the provisions in the Charter concerning termination by action of the shareholders.

      Pursuant to Maryland Law and the Fund’s Charter, the Fund is permitted to redeem its shares without shareholder approval upon notice to the shareholders whose shares are to be redeemed if and when the Board determines it to be necessary and in the best interests of shareholders to do so.

ADDITIONAL INFORMATION

Computation of Offering Price per Share

     No offering price calculation is shown for Class D and Class Q shares. There are no sales charges for Class D shares and therefore, the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding. Class Q shares are available only upon conversion of Class B shares after eight years of purchase, and upon conversion of certain Class C shares (those purchased before August 18, 1998) after ten years of purchase. The offering price for Class A, Class B and Class C shares of the Fund, based on the value of the Fund's net assets on the date such shares are first offered for sale to public investors, is calculated as follows:

	Class A		Class B		Class C*

Net Assets	$[	]	$[	]	$[	]

Number of Outstanding Shares	[	]	[	]	[	]

Net Asset Value (net assets divided by number	$[	]	$[	]	$[	]
of shares)

Sales Charge:

(for Class A Shares: ____% of offering price	$[	]	N/A**		N/A***
(____% of net asset value per share)*

Offering Price	$[	]	$[	]	$[	]

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within four years of purchase.
***	Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

Independent Registered Public Accounting Firm and Legal Counsel

[                      ] has been selected to serve as the Fund’s independent accountants and in that capacity examines the annual financial statements of the Fund. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 100019, serves as legal counsel to the Fund.

Reports to Shareholders.

     The Fund sends audited annual and unaudited semi-annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

Custodian and Transfer Agent

      State Street Bank & Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fundt. Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street. SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, acts as a servicing agent assisting State Street Bank and Trust Company in connection with certain services offered to the shareholders of the Fund.

     AIG SunAmerica, AIGGIC and their affiliates and their officers and employees from time to time have transactions with various banks, including the Custodian. It is the opinion of AIG SunAmerica and AIGGIC that the terms and conditions of these transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and these banks.

FINANCIAL STATEMENTS

      The Fund’s audited financial statements for the fiscal year ended December 31, 2005, including the independent accountants report, are set forth in the December 31, 2005 Annual Report and are incorporated herein by reference. Copies of the Fund’s Semi-Annual and Annual Reports are available without charge by contacting the Fund’s Distributor, AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

OTHER INFORMATION

      The Fund’s Prospectus and Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations. The complete Registration Statement also is available on the Commission’s website (http:\\www.sec.gov).

APPENDIX A – DESCRIPTION OF RATINGS

Moody’s Long-Term Debt Ratings

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together, with an Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its long-term debt ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

PART C
--------------------------------------------------------------------------------

                                OTHER INFORMATION

ITEM 23.

EXHIBITS:

(a)(1)        Articles of Incorporation*
(a)(2)        Articles Supplementary**
(a)(3)        Articles Supplementary********
(a)(4)        Form of Articles Supplementary*******
(b)           By-Laws****
(b)(1)        Form of Amendment to the By-Laws*******
(c)           Not applicable
(d)           Not applicable
(e)           Form of Dividend Reinvestment Plan****
(f)           Not applicable
(g)(1)(a)     Form of Advisory Agreement********
(g)(2)(a)     Form of Sub-Advisory Agreement
(h)(1)        Form of Distribution Agreement********
(h)(2)        Form of Selling Agreement********
(i)           Not applicable
(j)           Form of Master Custodian Agreement##
(k)           Form of Administration Agreement********
(k)(1)        Form of Agreement and Plan of Reorganization between North
              American Senior Floating Rate Fund, Inc. and CypressTree Senior
              Floating Rate Fund, Inc.*******
(l)           Opinion and Consent of Counsel to be filed by subsequent
              amendment.

                                       61

(m)           Not applicable
(n)(1)        Consent of Independent Accountants to be filed by subsequent amendment.
(o)           Not applicable
(p)           Investment Letter*
(q)           Form of Model Retirement Plan*
(r)(1)        Code of Ethics of AIG Global Investment Corp.##
(r)(2)        Code of  Ethics of AIG  SunAmerica  Asset  Management  Corp.##
(s)(1)        Distribution Plan--Class A Shares****
(s)(2)        Distribution Plan--Class B Shares****
(s)(3)        Distribution Plan--Class C Shares****
(s)(4)        Amended and Restated Multi-class Plan*******

(z)(1)        Power of Attorney##

   *    Filed as an exhibit to Amendment No. 2 to Registration Statement on Form
        N-2  of  Registrant,   filed  August  6,  1998  (File  No.   333-49273),
        incorporated by reference herein.
  **    Filed as an Exhibit to Registration Statement on Form N-2 of Registrant,
        filed  August 4, 1999 (File No.  333-84429),  incorporated  by reference herein.
 ***    Filed as an exhibit to Registration Statement on Form N-2 of Registrant, filed  April 3, 1998 (File No.  333-49273),  incorporated  by  reference herein.
****    Filed as an exhibit to Amendment No. 1 to Registration Statement on Form
        N-2 of Registrant, filed July 20, 1998 (File No. 333-49273), incorporated by reference herein.
*****   Filed as an exhibit to Registration Statement on Form N-2 of Registrant, filed March 17, 2000 (File No.  333-32798),  incorporated  by  reference herein.
******  Filed as an exhibit to Registration Statement on Form N-2 of Registrant, filed January 17, 2001 (File No.  333-53840),  incorporated by reference herein.
******* Filed  as  an  exhibit  to  Registration   Statement  on  Form  N-14  of
        Registrant, filed January 26, 2001, incorporated by reference herein.

********Filed  as  an  exhibit  to Amendment No. 11 to Registration Statement on
        Form  N-2 of  Registrant, filed  April  29, 2002 (File  No.  333-32798), incorporated by reference herein.

********* Filed as an exhibit to Amendment No. 12 to  Registration  Statement on
          Form N-2 of  Registrant,  filed April 29,  2003 (File No.  333-32798), incorporated by reference herein.

#       Filed as an exhibit to  Amendment  No. 13 to  Registration  Statement on
        Form N-2 of  Registrant,  filed  April 28,  2004  (File  No.  333-32798)
        incorporated by reference herein.

##      Filed as an exhibit to  Amendment  No. 15 to  Registration  Statement on
        Form N-2 of  Registrant,  filed  April 28,  2006  (File  No.  333-32798)
        incorporated by reference herein.

ITEM 24.    Persons Controlled by or Under Common Control with Registrant.

    There are no persons controlled by or under common control with Registrant.

                                       62

ITEM 25.    Indemnification.

            5.1 Indemnification of Trustees, Officers, Employees and Agents. (a)
The Trust shall  indemnify  any person who was or is a party or is threatened to be made a  party  to any  threatened,  pending,  or  completed  action,  suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust or any of its  shareholders) by reason of the  fact  that he is or was a  Trustee,  officer,  employee  or agent of the
Trust. The indemnification shall be against expenses, including attorneys' fees, judgments,  fines  and  amounts  paid in  settlement,  actually  and  reasonably incurred by him in connection with the action,  suit or proceeding,  if he acted in good faith and in a manner he reasonably  believed to be in or not opposed to the best  interests of the Trust,  and,  with respect to any criminal  action or proceedings,  had no reasonable  cause to believe his conduct was unlawful.  The termination of any action,  suit or proceeding by judgment,  order,  settlement, conviction or upon a plea of nolo  contendere or its  equivalent,  shall not, of itself,  create a presumption that the person did not act in good faith and in a manner  which  he  reasonably  believed  to be in or not  opposed  to  the  best interests of the Trust,  and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened,  pending or completed action or suit by or on  behalf  of the  Trust  or any of its  shareholders  to  obtain  a judgment  or  decree  in its  favor by  reason  of the fact  that he is or was a
Trustee,  officer,  employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, actually and reasonably incurred by him in  connection  with the defense or  settlement of the action or suit, if he acted in good  faith  and in a manner  he  reasonably  believed  to be in or not opposed to the best  interests  of the Trust;  except that such  indemnification shall  preclude  payment  upon  any  liability,  whether  or  not  there  is  an adjudication of liability,  arising by reason of willful misfeasance, bad faith, gross negligence,  or reckless disregard of duties as described in section 17(h)
and (i) of the Investment Company Act of 1940.

            (c) To the extent that a Trustee,  officer, employee or agent of the
Trust has been  successful  on the merits or otherwise in defense of any action, suit or proceeding  referred to in  subsections  (a) or (b) or in defense of any claim,  issue or  matter  therein,  he shall be  indemnified  against  expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

                                       63

    (d)     (1)  Unless a court  orders  otherwise,  any  indemnification  under subsections  (a) or (b) of  this  section  may be  made  by the  Trust  only  as authorized in the specific case after a determination  that  indemnification  of the Trustee,  officer,  employee or agent is proper in the circumstances because he has met the applicable  standard of conduct set forth in  subsections  (a) or
(b).

            (2) The determination shall be made:

            (i) by the Trustees,  by a majority vote of a quorum which  consists of Trustees who were not parties to the action,  suit or proceeding;  or

            (ii) if the  required  quorum is not  obtainable,  or if a quorum of disinterested  Trustees so directs,  by  independent  legal counsel in a written opinion; or

            (iii) by the Shareholders.

            (3)  Notwithstanding  the  provisions of this Section 5.1, no person shall be entitled to indemnification for any liability,  whether or not there is an  adjudication  of  liability,  arising by reason of willful  malfeasance  bad faith, gross negligence or reckless disregard of duties as described in Sections
17(h) and (i) of the Investment  Company Act of 1940  ("Disabling  Conduct").  A
person shall be deemed not liable by reason of Disabling Conduct if, either:

            (i) a final  decision on the merits is made by a court or other body before  whom the  proceeding  was  brought  that the  person  to be  indemnified
("Indemnitee") was not liable by reason of Disabling Conduct; or

            (ii) in the absence of such a decision, a reasonable  determination, based upon a review of the facts,  that the  Indemnitee was not liable by reason of Disabling Conduct, is made by either -

               (A)  a  majority  of  a  quorum  of  Trustees   who  are  neither
"interested  persons"  of the  Trust,  as defined  in  section  2(a)(19)  of the
Investment  Company Act of 1940, nor parties to the action,  suit or proceeding;
or

               (B) an independent legal counsel in a written opinion.

    (e)     Expenses, including attorneys' fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action,  suit or proceeding may be paid by the Trust in advance of the final disposition  thereof if:

            (1) authorized in the specific case by the Trustees; and

            (2)  the  Trust  receives  an  undertaking  by or on  behalf  of the
Trustee,  officer,  employee or agent of the Trust to repay the advance if it is not ultimately  determined that such person is entitled to be indemnified by the
Trust; and

            (3) either,

                                       64

            (i) such person provides a security for his undertaking; or

            (ii) the Trust is  insured  against  losses by reason of any  lawful advances; or

            (iii) a determination, based on a review of readily available facts, that  there is  reason to  believe  that such  person  ultimately  will be found entitled to indemnification, is made by either -

            (A) A  majority  of a quorum  which  consists  of  Trustees  who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the
Investment  Company Act of 1940, nor parties to the action,  suit or proceeding;
or

            (B) an independent legal counsel in a written opinion.

    (f)     The  indemnification  provided by this  Section  shall not be deemed exclusive  of any  other  rights  to which a person  may be  entitled  under any
by-law,   agreement,   vote  of  Shareholders  or   disinterested   Trustees  or
otherwise,both as to action in his official capacity and as to action in another capacity while holding office,  and shall continue as to a person who has ceased to be a  Trustee,  officer,  employee  or agent and inure to the  benefit of the heirs, executors and administrators of such person;  provided that no person may satisfy any right of indemnity or  reimbursement  granted  herein or to which he may be  otherwise  entitled  except out of the  property  of the  Trust,  and no
Shareholder,  as such, shall be personally  liable with respect to any claim for indemnity or reimbursement or otherwise.

    (g)     The Trust  may  purchase  and  maintain  insurance  on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity,  or arising out of his status as such.  However, in no event will the Trust pay that portion of insurance  premiums,  if any,  attributable  to coverage  which would indemnify any officer of Trustee against liability for Disabling Conduct.

                                       65

    (h)     Nothing  contained in this Section shall be construed to protect any
Trustee or officer of the Trust  against  any  liability  to the Trust or to its security  holders  to which he would  otherwise  be subject by reason of willful misfeasance,  bad faith,  gross  negligence or reckless  disregard of the duties involved in the conduct of his office.

ITEM 26.    Business and Other Connections of the Investment Adviser.

    Information  concerning  business and other  connections  of  SunAmerica  is incorporated  herein by reference to SunAmerica's Form ADV (File No. 801-19813), which is currently on file with the Securities and Exchange Commission.

    Reference is also made to the caption "Fund  Management"  in the  Prospectus constituting  Part  A of  the  Registration  Statement  and  "Adviser,  Personal
Securities  Trading,  Distributor and Administrator" and "Trustees and Officers"
in  the  statement  of  additional  information   constituting  Part  B  of  the
Registration Statement.

ITEM 27.    Principal Underwriters.

    (a)     The principal  underwriter of the Registrant  also acts as principal underwriter for:

            SunAmerica Income Funds
            SunAmerica Equity Funds
            SunAmerica Money Market Funds, Inc.
            AIG Series Trust
            SunAmerica Focused Series, Inc.
            SunAmerica Senior Floating Rate Fund, Inc.
            SunAmerica Series Trust

    (b)     The  following  persons are the officers and directors of SunAmerica
Capital Services, Inc., the principal underwriter of Registrant's Shares:

Name and Principal
Business Address        Position With Underwriter Position with the
                        Registrant
-----------------------------------------------------------------------
Peter A. Harbeck        Director                   Trustee
Harborside Financial
Center
3200 Plaza 5
Jersey City, NJ 07311
-----------------------------------------------------------------------
J. Steven Neamtz        Chief Executive Officer,   Vice President
Harborside Financial    President and Director
Center
3200 Plaza 5
Jersey City, NJ 07311

                                       66

    (c)     Not applicable.

ITEM 28.    Location of Accounts and Records.

            SunAmerica,  Harborside Financial Center, 3200 Plaza 5, Jersey City,
NJ 07311-4992 or an affiliate thereof, will maintain physical possession of each such  accounts,  books  or other  documents  of  Registrant,  except  for  those maintained by Registrant's custodian,  State Street Bank and Trust Company, 1776
Heritage Drive, North Quincy, MA 02171, and its affiliate, Boston Financial Data
Services, P.O. Box 419572, Kansas City, MO 64141-6572. SunAmerica also maintains records at 2929 Allen Parkway, Houston, Texas 77019 and 175 Water
Street, New York, New York, 10038

ITEM 29.    Management Services.

    Not applicable.

ITEM 30.    Undertakings.

    Not applicable.

                                       67

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for filing of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City and State of
New Jersey on the 17th day of May 2006.

                                  SunAmerica Senior Floating Rate Fund, Inc.

                                  By: /s/ Vincent M. Marra
                                  -------------------------
                                  Vincent M. Marra
                                  President

     Pursuant  to  the   requirements  of  the  Securities  act  of  1933,  this
Registration  Statement  has been signed below by the  following  persons in the capacities and on the dates indicated.

         Signature                                   Title                         Date
         ---------                                   -----                         ----

                                          President                        May 17, 2006
/s/         *                             (Principal Chief Executive
----------------------------              Officer
Vincent Marra

/s/         *                             Treasurer (Principal Financial   May 17, 2006
----------------------------              and Accounting Officer
Donna M. Handel

/s/         *                             Director                         May 17, 2006
----------------------------
Samuel M. Eisenstat

/s/         *                             Director                         May 17, 2006
----------------------------
Peter A. Harbeck

/s/         *                             Director                         May 17, 2006
----------------------------
Stephen J. Gutman

/s/         *                             Director                         May 17, 2006
----------------------------
Dr. Judith L. Craven

/s/         *                             Director                         May 17, 2006
----------------------------
William F. Devin

* By /s/ Corey A. Issing,  Attorney-in-Fact
(pursuant to Power of Attorney)

                                       68

                                 Exhibit Index

                                       69